APRIL 28, 2000

                       NORTHWESTERN MUTUAL VARIABLE LIFE

                                   Whole Life
                              Extra Ordinary Life
                              Single Premium Life

                                    (PHOTO)

NORTHWESTERN MUTUAL                          The Northwestern Mutual Life
SERIES FUND, INC. AND                        Insurance Company
RUSSELL INSURANCE FUNDS                      720 East Wisconsin Avenue
                                             Milwaukee, Wisconsin 53202
                                             (414) 271-1444

                                  PROSPECTUSES

                                                         NORTHWESTERN MUTUAL(TM)

C ONTENTS FOR THIS PROSPECTUS

                                                       PAGE
                                                       ----
  Prospectus.........................................    1
       Northwestern Mutual Variable Life.............    1
  Summary of the Policies............................    2
       Variable Life Insurance.......................    2
       The Account and its Divisions.................    2
       Deductions and Charges........................    2
  The Northwestern Mutual Life Insurance Company,
    Northwestern Mutual Variable Life Account,
    Northwestern Mutual Series Fund, Inc. and Russell
    Insurance Funds..................................    4
    Northwestern Mutual..............................    4
    The Account......................................    4
    The Funds........................................    4
    Northwestern Mutual Series Fund, Inc.............    4
       Small Cap Growth Stock Portfolio..............    4
       Aggressive Growth Stock Portfolio.............    5
       International Equity Portfolio................    5
       Index 400 Stock Portfolio.....................    5
       Growth Stock Portfolio........................    5
       Growth and Income Stock Portfolio.............    5
       Index 500 Stock Portfolio.....................    5
       Balanced Portfolio............................    5
       High Yield Bond Portfolio.....................    5
       Select Bond Portfolio.........................    5
       Money Market Portfolio........................    5
    Russell Insurance Funds..........................    5
       Multi-Style Equity Fund.......................    6
       Aggressive Equity Fund........................    6
       Non-U.S. Fund.................................    6
       Real Estate Securities Fund...................    6
       Core Bond Fund................................    6
  Detailed Information about the Policies............    6
    Requirements for Insurance.......................    6
    Premiums.........................................    7
    Grace Period.....................................    8
    Allocations to the Account.......................    8
    Transfers Between Divisions......................    8
    Deductions and Charges...........................    8
    Deductions from Premiums for Whole Life and Extra
       Ordinary Life Policies........................    8
    Deductions for Single Premium Life Policies......   10
    Charges against the Account Assets...............   10
    Guarantee of Premiums, Deductions and Charges....   10

                                                       PAGE
                                                       ----
    Death Benefit....................................   10
       Variable Insurance Amount.....................   11
       Whole Life Policy and Single Premium Life
         Policy......................................   11
       Extra Ordinary Life Policy....................   13
    Cash Value.......................................   14
    Annual Dividends.................................   15
    Policy Loans.....................................   16
    Extended Term and Paid-Up Insurance..............   17
    Reinstatement....................................   17
    Right to Exchange for a Fixed Benefit Policy.....   17
    Other Policy Provisions..........................   17
       Owner.........................................   17
       Beneficiary...................................   17
       Incontestability..............................   17
       Suicide.......................................   17
       Misstatement of Age or Sex....................   17
       Collateral Assignment.........................   17
       Payment Plans.................................   18
       Deferral of Determination and Payment.........   18
    Voting Rights....................................   18
    Substitution of Fund Shares and Other Changes....   18
    Reports..........................................   18
    Special Policy for Employers.....................   19
    Distribution of the Policies.....................   19
    Tax Treatment of Policy Benefits.................   19
  Other Information..................................   20
       Management....................................   20
       Regulation....................................   21
       Legal Proceedings.............................   21
       Registration Statement........................   21
       Experts.......................................   21
  Financial Statements...............................   22
    Report of Independent Accountants (for the two
       years ended December 31, 1999)................   22
    Financial Statements of the Account (for the two
       years ended December 31, 1999)................   23
    Financial Statements of Northwestern Mutual (for
       the three years ended December 31, 1999)......   34
    Report of Independent Accountants (for the three
       years ended December 31, 1999)................   45
  Appendix...........................................   46

Prospectus

PROSPECTUS

NORTHWESTERN MUTUAL VARIABLE LIFE

- Whole Life

- Extra Ordinary Life

- Single Premium Life

This prospectus describes three variable life insurance policies (the "Policies") issued by The Northwestern Mutual Life Insurance Company: Whole Life, Extra Ordinary Life and Single Premium Life. We have designed each Policy to provide lifetime insurance coverage on the insured named in the Policy. You may also surrender a Policy for its cash value during the lifetime of the insured. We use Northwestern Mutual Variable Life Account (the "Account") to keep the money you invest separate from our general assets. The death benefit and cash value of a Policy will vary to reflect the investment experience the Account.

You may allocate the net premiums to one or more of the sixteen divisions of the Account. The assets of each division will be invested in a corresponding Portfolio of Northwestern Mutual Series Fund, Inc. or one of the Russell Insurance Funds. The prospectuses for these mutual funds, attached to this prospectus, describe the investment objectives for all of the Portfolios and Funds.

We guarantee that the death benefit for a Whole Life Policy will never be less than the face amount of the Policy, regardless of the Account's investment experience, so long as you pay premiums when they are due and no Policy debt is outstanding. For an Extra Ordinary Life Policy, the death benefit will never be less than the Minimum Death Benefit stated in the Policy, so long as you pay premiums when they are due and no Policy debt is outstanding. We have designed the Extra Ordinary Life Policy for purchasers who intend to use all Policy dividends to purchase paid-up additions. For a Single Premium Life Policy, the death benefit will never be less than the face amount of the Policy, if no Policy debt is outstanding. There is no guaranteed minimum cash value for any of the three Policies.

In the early years of a Policy it is likely that the cash value will be less than the premium amounts accumulated at interest. This is because of the sales and issuance costs for a new Policy. For a Whole Life Policy or an Extra Ordinary Life Policy we make deductions for sales costs from premiums. These deductions are higher during the early Policy years. For a Single Premium Life Policy we make deductions for sales costs from the cash values of Policies surrendered during the early Policy years. Therefore you should purchase a Policy only if you intend to keep it in force for a reasonably long period.

THE POLICIES DESCRIBED IN THIS PROSPECTUS ARE NO LONGER BEING ISSUED. THE VARIABLE COMPLIFE(R) POLICY CURRENTLY BEING OFFERED BY NORTHWESTERN MUTUAL IS DESCRIBED IN A SEPARATE PROSPECTUS.

IT MAY NOT BE ADVANTAGEOUS TO REPLACE EXISTING INSURANCE WITH A VARIABLE LIFE INSURANCE POLICY. SEE DEDUCTIONS AND CHARGES AND CASH VALUE.

THIS PROSPECTUS IS VALID ONLY WHEN ACCOMPANIED BY THE CURRENT PROSPECTUSES FOR NORTHWESTERN MUTUAL SERIES FUND, INC. AND RUSSELL INSURANCE FUNDS WHICH ARE ATTACHED HERETO, AND SHOULD BE RETAINED FOR FUTURE REFERENCE.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                        1                             Prospectus

THE PRIMARY PURPOSE OF THESE VARIABLE LIFE INSURANCE POLICIES IS TO PROVIDE INSURANCE PROTECTION. WE MAKE NO CLAIM THAT THE POLICIES ARE IN ANY WAY SIMILAR OR COMPARABLE TO A SYSTEMATIC INVESTMENT PLAN OF A MUTUAL FUND.

--------------------------------------------------------------------------------

SUMMARY OF THE POLICIES

VARIABLE LIFE INSURANCE

Variable life insurance is similar in many ways to traditional fixed-benefit whole life insurance. There are also significant differences. For both fixed and variable insurance the owner of the policy pays level premiums for lifetime insurance coverage on the person insured. Both kinds of insurance provide a cash value payable upon surrender of the policy during the insured's lifetime. In each case the cash value during the early years is ordinarily less than the sum of the premiums paid. Various optional benefits may be added to either kind of policy (except single premium policies) at extra cost.

The distinctive feature of the variable Policies described in this prospectus is that we place the premiums, after certain deductions, in one or more divisions of Northwestern Mutual Variable Life Account. The death benefit and cash value of the Policy will increase or decrease to reflect the investment performance of the division or divisions you select. We adjust the death benefit annually on the Policy anniversary. We guarantee that the death benefit for a Whole Life Policy will never be less than the face amount of the Policy, so long as you pay premiums when they are due and no Policy debt is outstanding. For an Extra Ordinary Life Policy, we guarantee that the death benefit will never be less than the Minimum Death Benefit stated in the Policy, so long as you pay premiums when they are due and no Policy debt is outstanding. We have designed the Extra Ordinary Life Policy for purchasers who intend to use all Policy dividends to purchase paid-up additions. For a Single Premium Life Policy, we guarantee that the death benefit will never be less than the face amount of the Policy, if no policy debt is outstanding. For all of the Policies, we adjust the cash value daily. There is no guaranteed minimum cash value.

THE ACCOUNT AND ITS DIVISIONS

Northwestern Mutual Variable Life Account is the investment vehicle for the Policies. The Account has sixteen divisions. You determine how net premiums are to be apportioned. You may select up to six divisions at any one point in time. We invest the assets of each division in a corresponding Portfolio of Northwestern Mutual Series Fund, Inc. or one of the Russell Insurance Funds. The eleven Portfolios of Northwestern Mutual Series Fund, Inc. are the Small Cap Growth Stock Portfolio, Aggressive Growth Stock Portfolio, International Equity Portfolio, Index 400 Stock Portfolio, Growth Stock Portfolio, Growth and Income Stock Portfolio, Index 500 Stock Portfolio, Balanced Portfolio, High Yield Bond Portfolio, Select Bond Portfolio and Money Market Portfolio. The five Russell Insurance Funds are the Multi-Style Equity Fund, Aggressive Equity Fund, Non-U.S. Fund, Real Estate Securities Fund, and Core Bond Fund. For additional information about the funds see the attached prospectuses.

DEDUCTIONS AND CHARGES

FROM PREMIUMS

Whole Life Policy and Extra Ordinary Life Policy

- Deduction of 2% for state premium taxes

- Sales load of not more than 30% of the basic premium for the first Policy year, 10% for each of the next three years and 7% in years thereafter

- Annual deduction of $35 for administrative costs

- Deduction of $5 for each $1,000 of insurance, for issuance expenses, in first Policy year only

- Annual deduction of 1  1/2% of the basic premium for death benefit guarantee

- For the Extra Ordinary Life Policy only, a deduction for dividends in the approximate range of 7-17% of the gross annual premium

Single Premium Policy

- A deduction of $150 when the Policy is issued

Prospectus                              2

FROM THE ASSETS OF THE ACCOUNT

- A daily charge at the annual rate of .50% of the Account assets for mortality and expense risks
- A daily charge at the annual rate of .20% of the Account assets for federal income taxes

SURRENDER CHARGES

- For the Single Premium Life Policy only, a deduction of up to 9% of the premium paid if the Policy is surrendered during the first ten Policy years

FROM THE MUTUAL FUNDS

- A daily charge for investment advisory and other services provided to the mutual funds. The total expenses vary by Portfolio or Fund and currently fall in an approximate range of .20% to 1.50% of assets on an annual basis.

The following table shows the annual expenses for each of the Portfolios and Funds, as a percentage of their average net assets of the Portfolio, based on 1999 operations.

                     NORTHWESTERN MUTUAL SERIES FUND, INC.

                            INVESTMENT
                             ADVISORY     OTHER      TOTAL
        PORTFOLIO              FEE       EXPENSES   EXPENSES
--------------------------  ----------   --------   --------
Small Cap Growth Stock*...    .79%        .24%       1.03%
Aggressive Growth Stock...    .51%        .00%        .51%
International Equity......    .67%        .07%        .74%
Index 400 Stock*..........    .25%        .21%        .46%
Growth Stock..............    .43%        .00%        .43%
Growth and Income Stock...    .57%        .00%        .57%
Index 500 Stock...........    .20%        .00%        .20%
Balanced..................    .30%        .00%        .30%
High Yield Bond...........    .49%        .01%        .50%
Select Bond...............    .30%        .00%        .30%
Money Market..............    .30%        .00%        .30%

* Small Cap Growth Stock and Index 400 Stock Portfolios Northwestern Mutual Investment Services, LLC (NMIS), investment adviser to Northwestern Mutual Series Fund, Inc., has contractually agreed to waive, at least until December 31, 2000, a portion of its advisory fee, up to the full amount of that fee, equal to the amount by which total operating expenses exceed (1) 1.00% of the Small Cap Growth Stock Portfolio's average daily net assets on an annual basis, and (2) 0.35% of the Index 400 Stock Portfolio's average daily net assets. In addition, NMIS has voluntarily agreed to reimburse each of these portfolios for all remaining expenses after fee waivers which exceed (1) 1.00% in the case of the Small Cap Growth Stock Portfolio, and (2) 0.35% in the case of the Index 400 Stock Portfolio, of the average daily net assets on an annual basis. This waiver and reimbursement, in each case, may be revised or eliminated at any time without notice to shareholders.

                            RUSSELL INSURANCE FUNDS

                           INVESTMENT
                            ADVISORY      OTHER      TOTAL
          FUND                FEE*      EXPENSES*   EXPENSES
-------------------------  ----------   ---------   --------
Multi-Style Equity
  Fund...................    0.78%        0.15%      0.93%
Aggressive Equity Fund...    0.95%        0.39%      1.34%
Non-U.S. Fund............    0.95%        0.55%      1.50%
Real Estate Securities
  Fund...................    0.85%        0.30%      1.15%
Core Bond Fund...........    0.60%        0.26%      0.86%

* Multi-Style Equity Fund Frank Russell Investment Company's (FRIC's) advisor, Frank Russell Investment Management Company (FRIMCo) has contractually agreed to waive, at least until April 30, 2001, a portion of its 0.78% management fee, up to the full amount of that fee, equal to the amount by which the Fund's total operating expenses exceed 0.92% of the Fund's average daily net assets on an annual basis and to reimburse the Fund for all remaining expenses after fee waivers which exceed 0.92% of the average daily net assets on an annual basis. Taking the fee waivers into account, the actual annual total operating expenses were 0.92% of the average net assets of the Multi-Style Fund.

Aggressive Equity Fund FRIMCo has contractually agreed to waive, at least until April 30, 2001, a portion of its 0.95% management fee, up to the full amount of that fee, equal to the amount by which the Fund's total operating expenses exceed 1.25% of the Fund's average daily net assets on an annual basis and to reimburse the Fund for all remaining expenses after fee waivers which exceed 1.25% of the average daily net assets on an annual basis. Taking the fee waivers into account, the actual annual total operating expenses were 1.25% of the average net assets of the Aggressive Equity Fund.

Non-U.S. Fund FRIMCo has contractually agreed to waive, at least until April 30, 2001, a portion of its 0.95% management fee, up to the full amount of that fee, equal to the amount by which the Fund's total operating expenses exceed 1.30% of the Fund's average daily net assets on an annual basis and to reimburse the Fund for all remaining expenses after fee waivers which exceed 1.30% of the average daily net assets on an annual basis. Taking the fee waivers into account, the actual annual total operating expenses were 1.30% of the average net assets of the Non-U.S. Fund.

Real Estate Securities Fund FRIMCo has contractually agreed to waive, at least until April 30, 2001, a portion of its .85% management fee, up to the full amount of that fee, equal to the amount by which the Fund's total operating expenses exceed 1.15% of the Fund's average daily net assets on an annual basis and to reimburse the Fund for all remaining expenses after fee waivers which exceed 1.15% of the average daily net assets on an annual basis.

Core Bond Fund FRIMCo has contractually agreed to waive, at least until April 30, 2001, a portion of its 0.60% management fee, up to the full amount of that fee, equal to the amount by which the Fund's total operating expenses exceed
 .80% of the Fund's average daily net assets on an annual basis and to reimburse the Fund for all remaining expenses after fee waivers which exceed .80% of the average daily net assets on an annual basis. Taking the fee waivers into account, the actual annual total operating expenses were .80% of the average net assets of the Core Bond Fund.

                                        3                             Prospectus

THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY,
NORTHWESTERN MUTUAL VARIABLE LIFE ACCOUNT,
NORTHWESTERN MUTUAL SERIES FUND, INC. AND
RUSSELL INSURANCE FUNDS

NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company is a mutual life insurance company organized by a special act of the Wisconsin Legislature in 1857. It is the nation's fifth largest life insurance company, based on total assets in excess of $85 billion on December 31, 1999 and is licensed to conduct a conventional life insurance business in the District of Columbia and in all states of the United States. Northwestern Mutual sells life and disability income insurance policies and annuity contracts through its own field force of approximately 6,000 full time producing agents. The Internal Revenue Service Employer Identification Number of Northwestern Mutual is 39-0509570.

"We" in this prospectus means Northwestern Mutual.

THE ACCOUNT

We established Northwestern Mutual Variable Life Account by action of our Trustees on November 23, 1983, in accordance with the provisions of Wisconsin insurance law. Under Wisconsin law the income, gains and losses, realized or unrealized, of the Account are credited to or charged against the assets of the Account without regard to our other income, gains or losses. We use the Account only for variable life insurance policies. However, we also use the Account for other variable life insurance policies which are described in other prospectuses. We no longer offer the three Policies described in this prospectus.

The Account is registered with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940. This registration does not involve supervision of management or investment practices or policies. The Account has sixteen divisions. All of the assets of each division are invested in shares of the corresponding Portfolio or Fund described below.

THE FUNDS

NORTHWESTERN MUTUAL SERIES FUND, INC.

Northwestern Mutual Series Fund, Inc. is a mutual fund of the series type registered under the Investment Company Act of 1940 as an open-end diversified management investment company. The Account buys shares of each Portfolio at their net asset value without any sales charge.

The investment adviser for the Fund is Northwestern Mutual Investment Services, LLC ("NMIS"), our wholly-owned subsidiary. The investment advisory agreements for the respective Portfolios provide that NMIS will provide services and bear certain expenses of the Fund. For providing investment advisory and other services and bearing Fund expenses, the Fund pays NMIS a fee at an annual rate which ranges from .20% of the aggregate average daily net assets of the Index 500 Stock Portfolio to a maximum of .79% for the Small Cap Growth Stock Portfolio, based on 1999 asset size. Other expenses borne by the Portfolios range from 0% for the Select Bond, Money Market and Balanced Portfolios to .21% for the Small Cap Growth Stock Portfolio. We provide the people and facilities NMIS uses in performing its investment advisory functions and we are a party to the investment advisory agreement. NMIS has retained J.P. Morgan Investment Management, Inc. and Templeton Investment Counsel, Inc. under investment sub-advisory agreements to provide investment advice to the Growth and Income Stock Portfolio and the International Equity Portfolio.

The investment objectives and types of investments for each of the eleven Portfolios of the Fund are set forth below. There can be no assurance that the Portfolios will realize their objectives. For more information about the investment objectives and policies, the attendant risk factors and expenses see the attached prospectus for Northwestern Mutual Series Fund, Inc.

SMALL CAP GROWTH STOCK PORTFOLIO. The investment objective of the Small Cap Growth Stock Portfolio is long-term growth of capital. The Portfolio will seek to achieve this objective primarily by investing in the common stocks of companies which can reasonably be expected to increase

Prospectus                              4
sales and earnings at a pace which will exceed the growth rate of the U.S. economy over an extended period.

AGGRESSIVE GROWTH STOCK PORTFOLIO. The investment objective of the Aggressive Growth Stock Portfolio is to achieve long-term appreciation of capital primarily by investing in the common stocks of companies which can reasonably be expected to increase their sales and earnings at a pace which will exceed the growth rate of the nation's economy over an extended period.

INTERNATIONAL EQUITY PORTFOLIO. The investment objective of the International Equity Portfolio is long-term capital growth. It pursues its objective through a flexible policy of investing in stocks and debt securities of companies and governments outside the United States.

INDEX 400 STOCK PORTFOLIO. The investment objective of the Index 400 Stock Portfolio is to achieve investment results that approximate the performance of the Standard & Poor's MidCap 400 Index ("S&P 400 Index"). The Portfolio will attempt to meet this objective by investing in stocks included in the S&P 400 Index.

GROWTH STOCK PORTFOLIO. The investment objective of the Growth Stock Portfolio is long-term growth of capital; current income is secondary. The Portfolio will seek to achieve this objective by selecting investments in companies which have above average earnings growth potential.

GROWTH AND INCOME STOCK PORTFOLIO. The investment objective of the Growth and Income Stock Portfolio is long-term growth of capital and income. Ordinarily the Portfolio pursues its investment objectives by investing primarily in dividend-paying common stock.

INDEX 500 STOCK PORTFOLIO. The investment objective of the Index 500 Stock Portfolio is to achieve investment results that approximate the performance of the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index"). The Portfolio will attempt to meet this objective by investing in stocks included in the S&P 500 Index. Stocks are generally more volatile than debt securities and involve greater investment risks.

BALANCED PORTFOLIO. The investment objective of the Balanced Portfolio is to realize as high a level of long-term total rate of return as is consistent with prudent investment risk. The Balanced Portfolio will invest in common stocks and other equity securities, bonds and money market instruments. Investment in the Balanced Portfolio necessarily involves the risks inherent in stocks and debt securities of varying maturities, including the risk that the Portfolio may invest too much or too little of its assets in each type of security at any particular time.

HIGH YIELD BOND PORTFOLIO. The investment objective of the High Yield Bond Portfolio is to achieve high current income and capital appreciation by investing primarily in fixed income securities that are rated below investment grade by the major rating agencies.

SELECT BOND PORTFOLIO. The primary investment objective of the Select Bond Portfolio is to provide as high a level of long-term total rate of return as is consistent with prudent investment risk. A secondary objective is to seek preservation of shareholders' capital. The Select Bond Portfolio will invest primarily in debt securities. The value of debt securities will tend to rise and fall inversely with the rise and fall of interest rates.

MONEY MARKET PORTFOLIO. The investment objective of the Money Market Portfolio is to realize maximum current income consistent with liquidity and stability of capital. The Money Market Portfolio will invest in money market instruments and other debt securities with maturities generally not exceeding one year. The return produced by these securities will reflect fluctuations in short-term interest rates.

RUSSELL INSURANCE FUNDS

The Russell Insurance Funds also comprise a mutual fund of the series type registered under the Investment Company Act of 1940 as an open-end diversified management investment company. The Account buys shares of each of the Russell Insurance Funds at their net asset value without any sales charge.

The assets of each of the Russell Insurance Funds are invested by one or more investment management organizations researched and recommended by Frank Russell Company ("Russell"), and an affiliate of Russell, Frank Russell Investment Management Company ("FRIMCo"). FRIMCo also advises, operates and administers the Russell Insurance Funds. Russell is our majority-owned subsidiary.

The investment objectives and types of investments for each of the five Russell Insurance Funds are set forth below. There

                                        5                             Prospectus
can be no assurance that the Funds will realize their objectives. A table showing the expense ratios for each of the Russell Insurance Funds is included in the Summary above, at page 3. For more information about the investment objectives and policies, the attendant risk factors and expenses see the attached prospectus for the Russell Insurance Funds.

MULTI-STYLE EQUITY FUND. The investment objective of the Multi-Style Equity Fund is to provide income and capital growth by investing principally in equity securities. The Multi-Style Equity Fund invests primarily in common stocks of medium and large capitalization companies. These companies are predominately US-based, although the Fund may invest a limited portion of its assets in non-US firms from time to time.

AGGRESSIVE EQUITY FUND. The investment objective of the Aggressive Equity Fund is to provide capital appreciation by assuming a higher level of volatility than is ordinarily expected from Multi-Style Equity Fund by investing in equity securities. The Aggressive Equity Fund invests primarily in common stocks of small and medium capitalization companies. These companies are predominately US-based, although the Fund may invest in non-US firms from time to time.

NON-U.S. FUND. The investment objective of the Non-U.S. Fund is to provide favorable total return and additional diversification for US investors by investing primarily in equity and fixed-income securities of non-US companies, and securities issued by non-US governments. The Non-U.S. Fund invests primarily in equity securities issued by companies domiciled outside the United States and in depository receipts, which represent ownership of securities of non-US companies.

REAL ESTATE SECURITIES FUND. The investment objective of the Real Estate Securities Fund is to generate a high level of total return through above average current income, while maintaining the potential for capital appreciation. The Fund seeks to achieve its objective by concentrating its investments in equity securities of issuers whose value is derived primarily from development, management and market pricing of underlying real estate properties.

CORE BOND FUND. The investment objective of the Core Bond Fund is to maximize total return, through capital appreciation and income, by assuming a level of volatility consistent with the broad fixed-income market, by investing in fixed-income securities. The Core Bond Fund invests primarily in fixed-income securities. In particular, the Fund holds debt securities issued or guaranteed by the US government, or to a lesser extent by non-US governments, or by their respective agencies and instrumentalities. It also holds mortgage-backed securities, including collateralized mortgage obligations. The Fund also invests in corporate debt securities and dollar-denominated obligations issued in the US by non-US banks and corporations (Yankee Bonds). A majority of the Fund's holdings are US dollar-denominated. From time to time the Fund may invest in municipal debt obligations.

--------------------------------------------------------------------------------

DETAILED INFORMATION ABOUT THE POLICIES

REQUIREMENTS FOR INSURANCE

The minimum face amount we require for a Whole Life Policy is $20,000. If the insured is below age 15 or over age 49 the minimum amount is $10,000. The insured may not be older than age 70 on the date of issue. For an Extra Ordinary Life Policy the minimum initial amount of insurance is $50,000; if the insured is over age 70, the minimum amount is $25,000. The minimum face amount of insurance we require for a Single Premium Life Policy is $5,000. For an Extra Ordinary Life Policy the insured may not be younger than age 15 on the date of issue. For the Extra Ordinary Life Policy and the Single Premium Life Policy, the insured may not be older than age 75 on the date of issue.

Before issuing a Policy, we will require satisfactory evidence of insurability. We consider non-smokers who meet preferred underwriting requirements select risks. We charge a higher premium for insureds who do not qualify as select risks. The amount of additional premium depends on the risk classification in which we place the insured. We consider non-smokers in the second best classification standard plus risks. We consider the best class of smokers standard risks.

Prospectus                              6

PREMIUMS

You must pay the first premium to put a Whole Life Policy or an Extra Ordinary Life Policy in effect. Premiums are level, fixed and payable in advance during the insured's lifetime on a monthly, quarterly, semiannual or annual basis. You may change the premium frequency. The change will be effective when we accept the premium on the new frequency. Premiums you pay more often than annually include an extra amount to compensate us for the extra processing costs and loss of interest because we receive the money later. The amount of the premium depends on the amount of insurance for which the Policy was issued and the insured's age and risk classification. The amount of the premium also reflects the sex of the insured except where state or federal law requires that premiums and other charges and values be determined without regard to sex. We send a notice to the owner of a Policy not less than two weeks before each premium is due. If you select the monthly premium frequency, we may require that you make premium payments by preauthorized check.

The following table for Whole Life Policies shows representative premiums for male select, standard plus, and standard risks for various face amounts of insurance.

                                            % EXCESS OF 12
                                           MONTHLY PREMIUMS
AGE AT     FACE      ANNUAL     MONTHLY      OVER ANNUAL
ISSUE     AMOUNT     PREMIUM    PREMIUM        PREMIUM
------   --------   ---------   --------   ----------------
                          SELECT
  15     $ 50,000   $ 382.50    $ 33.60          5.4%
  35      100,000   1,536.00     135.10          5.5%
  55      100,000   3,766.00     331.10          5.5%
                       STANDARD PLUS
  15       50,000     406.00      35.60          5.2%
  35      100,000   1,683.00     148.10          5.6%
  55      100,000   4,125.00     363.10          5.6%
                         STANDARD
  15       50,000     491.50      43.10          5.2%
  35      100,000   1,912.00     168.10          5.5%
  55      100,000   4,587.00     404.10          5.7%

The following table for Extra Ordinary Life Policies shows representative annual premiums for male select and standard risks for various amounts of insurance. The amounts of insurance shown in the table are the total amounts in effect when the Extra Ordinary Life Policy is issued, including both the Minimum Death Benefit which we guarantee for the lifetime of the insured and the Extra Life Protection which we guarantee for a shorter period. See "Death Benefit", p. 10, and "Extra Ordinary Life Policy", p. 13.

                                            % EXCESS OF 12
                                           MONTHLY PREMIUMS
AGE AT     FACE      ANNUAL     MONTHLY      OVER ANNUAL
ISSUE     AMOUNT     PREMIUM    PREMIUM        PREMIUM
------   --------   ---------   --------   ----------------
                          SELECT
  15     $ 50,000   $ 261.50    $ 23.10          6.0%
  35      100,000   1,014.00      89.10          5.4%
  55      100,000   2,612.00     230.10          5.7%
                       STANDARD PLUS
  15       50,000     285.00      25.10          5.7%
  35      100,000   1,161.00     102.10          5.5%
  55      100,000   2,971.00     261.10          5.5%
                         STANDARD
  15       50,000     357.50      31.60          6.1%
  35      100,000   1,377.00     121.10          5.5%
  55      100,000   3,425.00     301.10          5.5%

                                        7                             Prospectus

For a Single Premium Life Policy you may choose either a face amount of insurance or the amount which a given amount of premium will provide. The Single Premium Life Policy is available only for applicants who meet select or standard plus underwriting criteria as we determine. The premiums for these Policies are the same for both select and standard plus risks, but we expect that the dividends will be lower for Policies issued to insureds in the standard plus classification.

The following table for Single Premium Life Policies shows representative gross single premiums for male select and standard plus risks for various face amounts of Insurance:

                                   FACE
AGE AT                           AMOUNT OF       GROSS SINGLE
ISSUE                            INSURANCE         PREMIUM
------                           ---------       ------------
  15......................        $10,000         $ 1,498.40
  35......................         25,000           6,443.25
  55......................         50,000          23,502.00

GRACE PERIOD

For the Whole Life and Extra Ordinary Life Policies there is a grace period of 31 days for any premium that is not paid when due. The Policy remains in force during this period. If you do not pay the premium within the grace period the Policy will terminate as of the date when the premium was due and will no longer be in force, unless it is continued as extended term or paid-up insurance. See "Extended Term and Paid-Up Insurance", p. 17. If you surrender a Policy, we will pay its cash value. See "Cash Value", p. 14. If the insured dies during the grace period we will deduct any overdue premium from the proceeds of the Policy. If the insured dies after payment of the premium for the period which includes the date of death, we will refund the portion of the premium for the remainder of that period as part of the Policy proceeds.

ALLOCATIONS TO THE ACCOUNT

We place the net annual premium for a Whole Life Policy or an Extra Ordinary Life Policy in the Account on the Policy date and on the Policy anniversary each year. The net annual premium is the annual premium less the deductions described below.

You determine how the net annual premium for a Whole Life or an Extra Ordinary Life Policy is apportioned among the divisions of the Account. If you direct any portion of a premium to a division, the division must receive at least 10% of that premium. You may change the apportionment for future premiums by written request at any time, but the change will be effective only when we place the net annual premium in the Account on the next Policy anniversary, even if you are paying premiums on an other than annual basis.

For a Single Premium Policy we place the entire single premium, less an administrative charge of $150, in the Account on the Policy date and we apportion the amount among the divisions of the Account as you determine.

You may apportion the Account assets supporting your Policy among as many as six divisions of the Account at any time.

TRANSFERS BETWEEN DIVISIONS

You may transfer accumulated amounts from one division of the Account to another as often as four times in a Policy year. Transfers are effective on the date we receive a written request at our Home Office. We reserve the right to charge a fee to cover administrative costs of transfers. We presently charge no fee.

DEDUCTIONS AND CHARGES

The net premiums we place in the Account for Whole Life, Extra Ordinary Life and Single Premium Life Policies are the gross premiums after the deductions described in the next two sections below. The net premiums for Whole Life and Extra Ordinary Life Policies exclude any extra premium we charge for insureds who do not qualify as select risks and the extra premium for any optional benefits. We make a charge for mortality and expense risks against the assets of the Account. There is also a charge for taxes. See "Charges Against the Account Assets", p. 10. In addition, the mutual funds in which the Account assets are invested pay an investment advisory fee and certain other expenses. Mutual fund expenses are briefly described above on page 3, and in more detail in the attached prospectuses for the mutual funds.

DEDUCTIONS FROM PREMIUMS FOR WHOLE LIFE AND EXTRA ORDINARY LIFE POLICIES

The deductions described in this section are for Whole Life and Extra Ordinary Life Policies only. The deductions for Single Premium Life Policies are described under the next caption below.

For the first Policy year there is a one-time deduction of not more than $5 for each $1,000 of insurance, based on the face amount for Whole Life or the Minimum Death Benefit stated

Prospectus                              8
in the Policy for Extra Ordinary Life. This is for the costs of processing applications, medical examinations, determining insurability and establishing records.

There is an annual deduction of $35 for administrative costs to maintain the Policy. Expenses include costs of premium billing and collection, processing claims, keeping records and communicating with Policyowners.

There is a deduction each year for sales costs. This amount may be considered a "sales load". The deduction will be not more than 30% of the basic premium (as defined below) for the first Policy year, not more than 10% for each of the next three years and not more than 7% each year thereafter. The basic premium for a Policy is the gross premium which would be payable if you paid the premium annually, less the annual deduction of $35 for administrative costs. The basic premium is based on the cost of insurance for insureds who qualify as select risks and does not include any extra premium amounts for insureds whom we place in other risk classifications. The basic premium does not include the extra premium for any optional benefits. For an Extra Ordinary Life Policy, the basic premium does not include any extra premium for the Extra Life Protection; the amount of term insurance included in the Extra Life Protection affects the dividends payable on the Extra Ordinary Life Policies.

The amount of the deduction for sales costs for any Policy year is not specifically related to sales costs we incur for that year. We expect to recover our total sales expenses from the amounts we deduct for sales costs over the period while the Policies are in force. To the extent that sales expenses exceed the amounts deducted, we will pay the expenses from our other assets. These assets may include, among other things, any gain realized from the charge against the assets of the Account for the mortality and expense risks we assume. See "Charges Against the Account Assets", p. 10. To the extent that the amounts deducted for sales costs exceed the amounts needed, we will realize a gain.

We make a deduction equal to 2% of each basic premium for state premium taxes. Premium taxes vary from state to state and currently range from .5% to 3.5% of life insurance premiums. The 2% rate is an average. The tax rate for a particular state may be lower, higher or equal to the 2% deduction.

We guarantee that the death benefit for a Whole Life Policy will never be less than the face amount of the Policy, regardless of the investment experience of the Account. For an Extra Ordinary Life Policy, we guarantee that the death benefit will never be less than the Minimum Death Benefit stated in the Policy. For both Policies, there is a deduction of 1 1/2% from each basic premium to compensate us for the risk that the insured may die at a point in time when the death benefit that would ordinarily be paid is less than this guaranteed minimum amount.

For an Extra Ordinary Life Policy there is a deduction for dividends to be paid or credited in accordance with the dividend scale in effect on the issue date of the Policy. This deduction will vary by age of the insured and duration of the Policy, and we expect it to be in the range of approximately 7-17% of the gross annual premium.

The following tables illustrate the amount of net annual premium, for select and standard risks, to be placed in the Account at the beginning of each Policy year after the deductions described above:

                                   WHOLE LIFE

                                  MALE AGE 35 - SELECT RISK
                                       ANNUAL PREMIUM
       BEGINNING OF          -----------------------------------
        POLICY YEAR           $500        $1,000        $5,000
       ------------          -------      -------      ---------
1..........................  $154.28      $320.16      $1,647.28
2 through 4................   402.11       834.48       4,293.51
5 and later................   416.05       863.41       4,442.36

                                 MALE AGE 35 - STANDARD RISK
                                       ANNUAL PREMIUM
       BEGINNING OF          -----------------------------------
        POLICY YEAR           $500        $1,000        $5,000
       ------------          -------      -------      ---------
1..........................  $123.37      $256.03      $1,317.30
2 through 4................   321.57       667.33       3,433.44
5 and later................   332.71       690.46       3,552.48

                              EXTRA ORDINARY LIFE

                                  MALE AGE 35 - SELECT RISK
                                       ANNUAL PREMIUM
       BEGINNING OF          -----------------------------------
        POLICY YEAR           $500        $1,000        $5,000
       ------------          -------      -------      ---------
1..........................  $134.23      $278.56      $1,433.21
2 through 4................   369.62       767.07       3,946.64
5 and later................   383.58       796.05       4,095.74

                                 MALE AGE 35 - STANDARD RISK
                                       ANNUAL PREMIUM
      BEGINNING OF           -----------------------------------
       POLICY YEAR            $500        $1,000        $5,000
      ------------           -------      -------      ---------
1........................    $ 97.92      $203.21      $1,045.54
2 through 4..............     269.65       559.59       2,879.11
5 and later..............     279.83       580.73       2,987.88

                                        9                             Prospectus

DEDUCTIONS FOR SINGLE PREMIUM LIFE POLICIES

For a Single Premium Life Policy the only deduction from the single premium is an administrative charge of $150.00. The administrative costs for issuing and maintaining a Single Premium Life Policy are similar to those we incur with a Whole Life Policy or an Extra Ordinary Life Policy, except for the costs of premium billing and collection. See "Deductions from Premiums for Whole Life and Extra Ordinary Life Policies", p. 8. We place the entire premium for a Single Premium Life Policy, after this deduction of $150, in the Account when we issue the Policy without any of the other deductions which apply to premiums for Whole Life and Extra Ordinary Life Policies. There is no annual fee for a Single Premium Life Policy.

For a Single Premium Life Policy during the first ten Policy years, the cash value payable on surrender of the Policy is reduced by a deduction for sales costs. The deduction during the first Policy year is not more than 9% of the Policy's tabular cash value. See "Cash Value", p. 14. The deduction decreases over time until it is eliminated at the end of the tenth Policy year. We intend the deduction to recover the costs we incur in distributing Single Premium Life Policies which are surrendered in their early years. The deduction will never be more than 9% of the single premium paid for the Policy, excluding the administrative charge of $150.00.

The following table illustrates the schedule for the decreasing deduction for sales costs for a policy surrendered at the end of each of the first ten Policy years. The illustration is for a Single Premium Life Policy, male age 35. The schedule varies slightly by age and sex and amount of insurance.

         POLICY YEAR END WHEN          DEDUCTION AS % OF
        POLICY IS SURRENDERED          TABULAR CASH VALUE
        ---------------------          ------------------
1.....................................        7.9%
2.....................................        7.1
3.....................................        6.3
4.....................................        5.4
5.....................................        4.6
6.....................................        3.7
7.....................................        2.8
8.....................................        1.9
9.....................................        0.9
10 and subsequent years...............          0

Since the maximum Policy loan limit for a Single Premium Life Policy is based on the cash value payable on surrender, the amount you may borrow during the first ten years is reduced to reflect the deduction for sales costs which we would make if you surrendered the Policy on the date of the Policy loan. See "Policy Loans", p. 16.

CHARGES AGAINST THE ACCOUNT ASSETS

There is a daily charge to the Account for the mortality and expense risks we assume. The charge is at the annual rate of .50% of the assets of the Account. The mortality risk is that insureds may not live as long as we estimated. The expense risk is that expenses of issuing and administering the Policies may exceed the costs we estimated. We will realize a gain from this charge to the extent it is not needed to provide benefits and pay expenses under the Policies. The actual mortality and expense experience under the Policies will be the basis for determining dividends. See "Annual Dividends", p. 15.

The Policies provide that we may make a charge for taxes against the assets of the Account. Currently, we are making a daily charge for federal income taxes we incur at the annual rate of .20% of the assets of the Account. We may increase, decrease or eliminate the charge for taxes in the future. In no event will the charge for taxes exceed that portion of our actual tax expenses which is fairly allocable to the Policies.

GUARANTEE OF PREMIUMS, DEDUCTIONS AND CHARGES

We guarantee and may not increase the premiums, the amounts we deduct from premiums and the charge for mortality and expense risks. These amounts will not increase regardless of future changes in longevity or increases in expenses. The Extra Ordinary Life Policy provides an opportunity to pay an additional amount of premium after the guaranteed period for the Extra Life Protection has expired if the Total Death Benefit would otherwise fall below the initial amount of insurance. See "Extra Ordinary Life Policy", p. 13.

DEATH BENEFIT

The death benefit for a variable life insurance policy is, in part, a guaranteed amount which will not be reduced during the lifetime of the insured so long as you pay premiums when they are due and no policy debt is outstanding. The remainder of the death benefit is the variable insurance amount which fluctuates in response to actual investment results and is not guaranteed. The amount of any paid-up

Prospectus                             10
additions which you have purchased with dividends is also included in the total death benefit and, in addition, the Extra Ordinary Life Policy provides some term insurance during the early Policy years. The relationships among the guaranteed and variable amounts and any paid-up additions and term insurance depend on the design of the particular Policy. See "Whole Life Policy and Single Premium Life Policy", p. 11, and "Extra Ordinary Life Policy", p. 13.

VARIABLE INSURANCE AMOUNT. The variable insurance amount reflects, on a cumulative basis, the investment experience of the Account divisions in which the Policy has participated. We adjust the variable insurance amount annually on each Policy anniversary. For the first Policy year the variable insurance amount is zero. For any subsequent year it may be either positive or negative. If the variable insurance amount is positive, subsequent good investment results will produce a larger variable insurance amount and therefore an increase in the death benefit. If the variable insurance amount is negative, subsequent good investment results will first have to offset the negative amount before the death benefit will increase.

In setting the premium rates for each Policy we have assumed that investment results will cause the Account assets supporting the Policy to grow at a net annual rate of 4%. If the assets grow at a net rate of exactly 4% for a Policy year, the variable insurance amount will neither increase nor decrease on the following anniversary. If the net rate of growth exceeds 4%, the variable insurance amount will increase. If it is less than 4%, the variable insurance amount will decrease.

The method for calculating the changes in the death benefit is described in the Policy. The Policy includes a table of net single premiums used to convert the investment results for a Policy into increases or decreases in the variable insurance amount. The insurance rates in the table depend on the sex and the attained age of the insured for each Policy year. For a Whole Life Policy, the changes in the death benefit will be smaller for a Policy issued with a higher premium for extra mortality risk. The net single premium for a particular variable insurance amount is the price for that amount of paid-up whole life insurance based on the insured's age at the Policy anniversary.

Because the variable insurance amount is adjusted only on the Policy anniversary, we bear the risk that the insured may die before the next anniversary after an interim period of adverse investment experience. If investment experience during the interim period is favorable, you will forego the benefit and we will realize a gain, unless the insured survives to the next Policy anniversary. However, if at the date of death of the insured the value of the Policy, considered as a net single premium, would buy more death benefit than the amount otherwise determined under the Policy, we will pay this increased death benefit.

The cost of life insurance increases with the advancing age of the insured, and therefore a larger dollar amount of investment earnings is required to produce the same increase in the death benefit in the later Policy years. In general, however, the effect of investment results on the death benefit will tend to be greater in the later Policy years because the amount of assets invested for the Policy will tend to increase as the Policy remains in force.

The cost of providing insurance protection under a Policy is reflected in the cash value of the Policy. See "Cash Value", p. 14. The cost is actuarially computed for each Policy each year, based on the insured's attained age, the 1980 Commissioners Standard Ordinary Mortality Table and the net insurance amount at risk under the Policy. The net insurance amount at risk is the total death benefit for the Policy minus the cash value plus any Policy debt. The cost of insurance differs each year because the probability of death increases as the insured advances in age and the net insurance amount at risk decreases or increases from year to year depending on investment experience. The cost assumes that all insureds are in the select underwriting risk classification. The differences in the mortality rates of the various underwriting classifications are reflected in the different premiums (or different dividend scales) for those underwriting classifications. The cost of insurance is based on the mortality table identified above and we guarantee it for the life of a Policy regardless of any future changes in mortality experience.

WHOLE LIFE POLICY AND SINGLE PREMIUM LIFE POLICY. For a Whole Life Policy or a Single Premium Life Policy the death benefit is the face amount of the Policy plus any positive variable insurance amount in force. We adjust the death benefit on each Policy anniversary when we determine the variable insurance amount for the following year. The total death benefit also includes the amount of insurance provided

                                       11                             Prospectus
by any paid-up additions which you have purchased with dividends and is reduced by the amount of any Policy debt outstanding. The death benefit for a Whole Life Policy will not be less than the face amount so long as you pay premiums when they are due and no Policy debt is outstanding. For a Single Premium Life Policy the death benefit will not be less than the face amount so long as no Policy debt is outstanding.

Paid-up additions you have purchased with dividends are not counted for purposes of the guarantee that the death benefit of a Whole Life Policy or a Single Premium Life Policy will never be less than the face amount of the Policy. If the variable insurance amount is negative, the total death benefit will be the guaranteed face amount plus the amount of insurance provided by any paid-up additions less any Policy debt. Paid-up additions are amounts of permanent insurance, paid for with dividends and added to a basic life insurance policy, for which the premium for the entire lifetime of the insured has been paid. Paid-up additions have cash surrender value and loan value.

The following example shows how the death benefit for a Whole Life Policy could vary based on investment results. Using the Policy illustrated on page 47 and assuming the 12% hypothetical gross investment earnings rate on assets of the selected Portfolio of the Fund (equivalent to a net rate of 10.64% for the Account division), and the dividend scale as illustrated, the death benefit shown at the end of Policy year 5 would change as follows:

                                                           GUARANTEED           VARIABLE                                 TOTAL
                                                              FACE              INSURANCE            PAID-UP             DEATH
                                                             AMOUNT              AMOUNT             ADDITIONS           BENEFIT
                                                           ----------     +     ---------     +     ---------     =     -------
End of Policy Year 5...................................     $30,979              $1,037               $634              $32,650
Change.................................................           0                +489               +214                 +703
                                                            -------              ------               ----              -------
End of Policy Year 6...................................     $30,979              $1,526               $848              $33,353

If instead the gross earnings rate during the sixth Policy year had been 0% (equivalent to a net rate of -1.36%) the death benefit at the end of Policy Year 5 would change as follows:

                                                           GUARANTEED           VARIABLE                                 TOTAL
                                                              FACE              INSURANCE            PAID-UP             DEATH
                                                             AMOUNT              AMOUNT             ADDITIONS           BENEFIT
                                                           ----------     +     ---------     +     ---------     =     -------
End of Policy Year 5...................................     $30,979              $1,037               $634              $32,650
Change.................................................           0                -395               +141                 -254
                                                            -------              ------               ----              -------
End of Policy Year 6...................................     $30,979              $  642               $775              $32,396

The following example shows how the death benefit for a Single Premium Life Policy could vary based on investment results. Using the Policy illustrated on page 51 and assuming the 12% hypothetical gross annual investment earnings rate on assets of the selected Portfolio of the Fund (equivalent to a net rate of 10.64% for the Account division), and the dividend scale as illustrated, the death benefit shown at the end of Policy year 5 would change as follows:

                                                           GUARANTEED           VARIABLE                                 TOTAL
                                                              FACE              INSURANCE            PAID-UP             DEATH
                                                             AMOUNT              AMOUNT             ADDITIONS           BENEFIT
                                                           ----------     +     ---------     +     ---------     =     -------
End of Policy Year 5...................................     $25,000              $ 9,100              $427              $34,527
Change.................................................           0               +2,285              +151               +2,336
                                                            -------              -------              ----              -------
End of Policy Year 6...................................     $25,000              $11,285              $578              $36,863

Prospectus                             12

If instead the gross earnings rate during the sixth Policy year had been 0% (equivalent to a net rate of -1.36%) the death benefit at the end of Policy Year 5 would change as follows:

                                                           GUARANTEED           VARIABLE                                 TOTAL
                                                              FACE              INSURANCE            PAID-UP             DEATH
                                                             AMOUNT              AMOUNT             ADDITIONS           BENEFIT
                                                           ----------     +     ---------     +     ---------     =     -------
End of Policy Year 5...................................     $25,000              $9,100               $427              $34,527
Change.................................................           0              -1,764               +101               -1,663
                                                            -------              ------               ----              -------
End of Policy Year 6...................................     $25,000              $7,336               $528              $32,864

EXTRA ORDINARY LIFE POLICY. The Total Death Benefit for an Extra Ordinary Life Policy is the sum of the Minimum Death Benefit plus the amount of Extra Life Protection in force. The Minimum Death Benefit is 60% of the total amount of insurance for which the Policy is issued. We guarantee the Minimum Death Benefit for the lifetime of the insured so long as you pay premiums when they are due and no Policy debt is outstanding. The amount of Extra Life Protection is initially 40% of the total amount of insurance. It may increase but it will not decrease during the guaranteed period, so long as you pay premiums when they are due, no Policy debt is outstanding, all dividends are applied to purchase paid-up additions and no paid-up additions are surrendered for their cash value.

Extra Life Protection consists of one year term insurance, positive variable insurance amount and paid-up additions which have been purchased with dividends. Term insurance is life insurance which pays a death benefit only if the insured dies during the term for which the insurance has been purchased. Term insurance is ordinarily purchased on an annual basis at a cost which rises with the increasing age of the insured. It has no cash surrender value or loan value. The variable insurance amount and paid-up additions have been described; see "Variable Insurance Amount", p. 11 and "Whole Life Policy and Single Premium Life Policy", p. 11.

Initially the entire amount of Extra Life Protection is one year term insurance. As the Policy remains in force one year term insurance is reduced by any positive variable insurance amount and paid-up additions, so that the term insurance is reduced to the amount that will maintain the Total Death Benefit at the amount for which the Policy was issued. The term insurance is eliminated at any time when the sum of positive variable insurance amount plus the paid-up additions equals or exceeds the initial amount of Extra Life Protection.

We guarantee that the amount of Extra Life Protection will not be reduced during the guaranteed period, regardless of the Account's investment experience or the amount of any dividends paid on the Policy, so long as you pay premiums when they are due, no Policy debt is outstanding, all dividends are applied to purchase paid-up additions and no paid-up additions are surrendered for their cash value. The length of the guaranteed period depends on the age of the insured when we issued the Policy, and ranges from 37 years at age 15 to 7 years at age 75. At age 35 the guaranteed period is 27 years.

For an insured age 40 or younger, the sum of positive variable insurance amount plus paid-up additions will exceed the initial amount of Extra Life Protection at or before the end of the guaranteed period if the mutual fund assets which support the Policy produce a gross investment rate of return of 8% or better and dividends are at least equal to those we are paying on the current dividend scale. However, neither the actual investment results nor the dividends to be paid on the Policy are guaranteed.

After the guaranteed period expires, if the sum of positive variable insurance amount plus the paid-up additions is less than the initial amount of Extra Life Protection on any Policy anniversary, we may reduce the amount of term insurance for the Policy year. We will give you notice of the reduction and you will have an opportunity to pay an additional amount of premium in order to keep the initial amount of insurance in force. The maximum premium rate is set forth in the Policy. Your right to continue to purchase term insurance on this basis will terminate as of the first Policy anniversary when you fail to pay the additional premium when due.

The following example shows how the components of the Total Death Benefit for an Extra Ordinary Life Policy could vary based on investment results. Using the Policy illustrated on page 50 and the assumed 12% hypothetical gross annual

                                       13                             Prospectus
investment earnings rate on assets of the selected Portfolio or Fund (equivalent to a net rate of 10.64% for the Account division), and the dividend scale as illustrated, the amounts shown at the end of Policy year 5 would change as follows:

                                                                           EXTRA LIFE PROTECTION
                                                             -------------------------------------------------
                                           MINIMUM                               VARIABLE                                 TOTAL
                                            DEATH              TERM              INSURANCE            PAID-UP             DEATH
                                           BENEFIT           INSURANCE            AMOUNT             ADDITIONS           BENEFIT
                                           -------     +     ---------     +     ---------     +     ---------     =     -------
End of Policy Year 5...................    $60,000            $36,393             $1,974              $1,633             $100,000
Change.................................         0              -1,528               +939                +589                    0
                                           -------            -------             ------              ------             --------
End of Policy Year 6...................    $60,000            $34,865             $2,913              $2,222             $100,000

If instead the gross annual earnings rate during the sixth Policy year had been 0% (equivalent to a net rate of -1.36%) the amounts at the end of Policy year 5 would change as follows:

                                                                           EXTRA LIFE PROTECTION
                                                             -------------------------------------------------
                                           MINIMUM                               VARIABLE                                 TOTAL
                                            DEATH              TERM              INSURANCE            PAID-UP             DEATH
                                           BENEFIT           INSURANCE            AMOUNT             ADDITIONS           BENEFIT
                                           -------     +     ---------     +     ---------     +     ---------     =     -------
End of Policy Year 5...................    $60,000            $36,393             $1,974              $1,633             $100,000
Change.................................         0                +358               -758                +400                    0
                                           -------            -------             ------              ------             --------
End of Policy Year 6...................    $60,000            $36,751             $1,216              $2,033             $100,000

Note that the Total Death Benefit is not affected by either investment results or the amount of dividends paid, because the Policy is within the guaranteed period of Extra Life Protection. But the components of Extra Life Protection are affected by both factors. Good investment results and increases in dividends increase the likelihood that the Total Death Benefit will begin to rise before the guaranteed period of Extra Life Protection expires. Adverse investment results or decreases in dividends could cause the Total Death Benefit to fall below the amount of insurance which was initially in force, after the guaranteed period of Extra Life Protection expires, but it cannot fall below the Minimum Death Benefit so long as you pay premiums when they are due and no Policy debt is outstanding.

We have designed the Extra Ordinary Life Policy for a purchaser who intends to use all dividends to purchase paid-up additions. If you use dividends for any other purpose, or if any paid-up additions are surrendered for their cash value, the term insurance in force will immediately terminate, any remaining guaranteed period of Extra Life Protection will terminate and your right to purchase term insurance will terminate. The amount of Extra Life Protection thereafter will be the sum of positive variable insurance amount plus any paid-up additions which remain in force.

The following example (using the Policy illustrated on page 50, like the examples above) shows how the Total Death Benefit would be reduced from $100,000 to $63,607, by the elimination of $36,393 of term insurance, if dividends are used during Policy Year 6 to reduce the premium. The premium of $1,014 would be reduced by the dividend of $126.23, based on the dividend scale as illustrated, to a net premium of $887.77. The Total Death Benefit during Policy Year 6 would then be as follows:

Minimum Death Benefit..........................    $60,000
Variable Insurance Amount......................     +1,974
Variable Paid-Up Additions.....................     +1,633
Term Insurance.................................          0
                                                   -------
Total Death Benefit............................    $63,607
                                                   =======

CASH VALUE

The cash value for the Whole Life Policy, the Extra Ordinary Life Policy and the Single Premium Life Policy will change daily in response to investment results. No minimum cash value is guaranteed. Calculation of the cash value for any date requires three steps. First, we note the amount shown for the preceding anniversary in the table of cash values at the front of the Policy and we adjust it for the time elapsed since the last Policy anniversary. The tabular cash values are based on the assumed net investment rate of 4%, the 1980 Commissioners Standard Ordinary Mortality Table and the deductions from the premiums. See "Deductions from Premiums for Whole Life and Extra Ordinary Life Policies", p. 8. For the Single Premium Life Policy the calculation begins with the adjusted tabular cash value, which reflects the

Prospectus                             14
deduction for sales costs if the Policy is surrendered during the first ten years. See "Deductions for Single Premium Life Policies", p. 10. Second, we add the net single premium for the variable insurance amount to the tabular cash value. See the discussion of net single premiums under "Variable Insurance Amount", p. 11. If the variable insurance amount is negative, the net single premium is a negative amount. A table of net single premiums for the insured at each Policy anniversary is in the Policy. Third, we adjust the algebraic sum of the tabular cash value and the net single premium for the variable insurance amount to reflect investment results from the last Policy anniversary to the date for which the calculation is being made. The cash value is increased by the value of any paid-up additions which have been purchased with dividends.

If a portion of the premium for the current Policy year has not been paid, the cash value of a Whole Life Policy or an Extra Ordinary Life Policy will be reduced. There is not likely to be any cash value for a Whole Life Policy or an Extra Ordinary Life Policy during the early part of the first year because of the first year deductions.

The cash value for the Whole Life Policy, the Extra Ordinary Life Policy and the Single Premium Life Policy will be reduced by the amount of any Policy debt outstanding.

We determine the cash value for a Policy at the end of each valuation period. Each business day, together with any non-business days before it, is a valuation period. A business day is any day on which the New York Stock Exchange is open for trading. In accordance with the requirements of the Investment Company Act of 1940, we may also determine the cash value for a Policy on any other day on which there is sufficient trading in securities to materially affect the value of the securities held by the Portfolios or Funds.

You may surrender a Policy for the cash value at any time during the lifetime of the insured. Alternatively, you may use the cash value of a Whole Life Policy or an Extra Ordinary Life Policy to provide extended term insurance or a reduced amount of fixed or variable paid-up insurance. See "Extended Term and Paid-Up Insurance", p. 17.

The Policies do not include any provision for a partial surrender. By administrative practice we will permit you to split a Policy into two Policies and surrender one of them, so long as the new Policy meets the regular minimum size requirements. The Policy which continues in force will be based on the age and risk classification of the insured at the time of issuance of the original Policy.

ANNUAL DIVIDENDS

The Policies share in divisible surplus to the extent we determine annually. We will distribute a Policy's share annually as a dividend payable on each Policy anniversary beginning at the end of the second year. For Single Premium Life Policies, and some other Policies, the first distribution will be at the end of the first year. We will not pay a dividend on a Whole Life Policy or an Extra Ordinary Life Policy which is in force as extended term insurance.

Dividends under participating policies may be described as refunds of premiums which adjust the cost of a policy to the actual level of cost emerging over time after the policy's issue. Thus participating policies generally have gross premiums which are higher than those for comparable non-participating policies. Both federal and state tax law recognize that a dividend is considered to be a refund of a portion of the premium paid.

Dividend illustrations published at the time a life insurance policy is issued reflect the actual recent experience of the issuing company with respect to investment earnings, mortality and expenses. State law generally prohibits a company from projecting or estimating future results. State law also requires that dividends be paid out of surplus, after certain necessary amounts are set aside, and that such surplus be apportioned equitably among participating policies. In summary, dividends must be based on actual experience and cannot be guaranteed at issue of a policy.

Our actuary annually examines current and recent experience and compares these actual results with those which were assumed in determining premium rates when each class of policies was issued. We determine classes by such factors as year of issue, age, plan of insurance and risk classification. The actuary then determines the amount of dividends to be equitably apportioned to each class of policies. Following the actuary's recommendations, our Trustees adopt a dividend scale each year, thereby authorizing the distribution of the dividend.

We have no significant actual mortality experience with variable life insurance policies. For purposes of the current

                                       15                             Prospectus
dividend scale used for the illustrations in this prospectus, we have assumed that mortality experience in connection with the Policies will be comparable to that actually experienced with fixed benefit life insurance.

The prospectus illustrations show dividends being used to purchase variable paid-up additions. We will also pay dividends in cash, or you may use them to pay premiums or leave them to accumulate with interest; but unless you use all dividends we pay on an Extra Ordinary Life Policy to purchase paid-up additions, the term insurance portion of the Extra Life Protection will be terminated. See "Extra Ordinary Life Policy", p. 13. We hold dividends you leave to accumulate with interest in our general account and we will credit them with a rate of interest we determine annually. The interest rate will not be less than an annual effective rate of 3 1/2%. If a Whole Life Policy or an Extra Ordinary Life Policy is in force as reduced fixed benefit paid-up insurance, dividends to purchase fixed benefit paid-up additions. See "Extended Term and Paid-Up Insurance", p. 17.

POLICY LOANS

You may borrow up to 90% of a Policy's cash value using the Policy as security. The limit is 75% of the cash value during the first two Policy years. If a Policy loan is already outstanding, we determine the maximum amount for any new loan by applying these percentage limitations to the amount of cash value which the Policy would have if there were no loan. You may take loan proceeds in cash or, for the Whole Life and Extra Ordinary Life Policies, you may use them to pay premiums on the Policy.

Interest on a Policy loan accrues and is payable on a daily basis. We add unpaid interest to the amount of the loan. If the amount of the loan equals or exceeds the Policy's cash value, the Policy will terminate. We will send you a notice at least 31 days before the termination date. The notice will show how much you must repay to keep the Policy in force.

You select the Policy loan interest rate. A specified annual effective rate of 8% is one choice. The other choice is a variable rate based on a corporate bond yield index. We will adjust the variable rate annually. It will not be less than 5%.

We will take the amount of a Policy loan, including interest as it accrues, from the Account divisions in proportion to the amounts in the divisions. We will transfer the amounts withdrawn to our general account and will credit those amounts on a daily basis with an annual earnings rate equal to the Policy loan interest rate less a charge for the mortality and expense risks we have assumed and for expenses, including taxes. The aggregate charge is currently at the annual rate of .85% for the 8% specified Policy loan interest rate and .85% for the variable Policy loan interest rate. For example, the earnings rate corresponding to the specified 8% Policy loan interest rate is currently 7.15%. A Policy loan, even if you repay it, will have a permanent effect on the Policy's variable insurance amount and cash value because the amounts you have borrowed will not participate in the Account's investment results while the loan is outstanding. The effect may be either favorable or unfavorable depending on whether the earnings rate credited to the loan amount is higher or lower than the rate credited to the unborrowed amount left in the Account.

For example, using the Policy illustrated on page 49 and the 6% hypothetical gross rate for the Account (equivalent to a net rate of 4.64%), and assuming a Policy loan of $3,165 (90% of the cash value) at the end of Policy year 5, with the 8% Policy loan interest rate (corresponding to a net earnings rate of 7.15%), the loan will affect the variable insurance amount and cash value (before subtracting the loan amount and interest) at the end of the next three Policy years as follows:

                        VARIABLE INSURANCE
                              AMOUNT                   CASH VALUE
                       --------------------       --------------------
       END OF          WITHOUT        WITH        WITHOUT        WITH
     POLICY YEAR        LOAN          LOAN         LOAN          LOAN
     -----------       -------       ------       -------       ------
5....................   $177         $  177       $3,517        $3,517
6....................   $256         $  488       $4,489        $4,571
7....................   $349         $  807       $5,514        $5,681
8....................   $456         $1,134       $6,597        $6,852

The difference results from the fact that the earnings rate for the amount of the loan is 7.15% rather than the net rate of 4.64% for the Account.

You may repay a Policy loan, and any accrued interest outstanding, in whole or in part, at any time. We will credit payments as of the date we receive them and we will transfer those amounts from our general account to the Account divisions, in proportion to the amounts in the divisions, as of the same date.

Prospectus                             16

EXTENDED TERM AND PAID-UP INSURANCE

If a premium for a Whole Life Policy or an Extra Ordinary Life Policy is not paid within the 31-day grace period (see "Grace Period", p. 8), you may use the cash value to provide a reduced amount of either fixed or variable benefit paid-up insurance. If you choose neither of these options, and do not surrender the Policy, the insurance will remain in force as extended term insurance.

If you use the cash value to provide a reduced amount of fixed benefit paid-up insurance or for extended term insurance we will transfer the amount of the cash value from the Account to our general account. Thereafter the Policy will not participate in the Account's investment results unless the Policy is subsequently reinstated. See "Reinstatement", below. You may select variable benefit paid-up insurance only if the Policy meets a $1,000 cash value minimum test.

You must select paid-up insurance within three months after the due date of the first unpaid premium. We determine the amount of paid-up insurance by the amount of cash value and the age and sex of the insured, using the table of net single premiums at the attained age. Fixed benefit paid-up insurance has guaranteed cash and loan values. Paid-up insurance remains in force for the lifetime of the insured unless the Policy is surrendered.

If the Policy remains in force as extended term insurance the amount of insurance will equal the Total Death Benefit prior to the date the premium was due. The amount of cash value and the age and sex of the insured will determine how long the insurance continues. We will, upon your request, tell you the amount of insurance and how long the term will be. Extended term insurance is not available if the Policy was issued with a higher premium for extra mortality risk. Extended term insurance has a cash value but no loan value.

Using the Policy illustrated on pages 48 and 50 and assuming the 0% and 12% hypothetical gross rates for the Account, the cash value of $3,009 or $4,097 at the end of Policy year 5 would provide the following amounts of reduced paid-up insurance or $100,000 of extended term insurance for the following periods:

                                       0%             12%
                                  ------------    ------------
Reduced Paid-up Insurance.......       $10,145         $13,814
Extended Term Insurance.........   6 Years and     9 Years and
                                      347 Days         37 Days

REINSTATEMENT

If a premium for a Whole Life Policy or an Extra Ordinary Life Policy is due and remains unpaid after the grace period expires, the Policy may be reinstated within five years after the premium due date. The insured must provide satisfactory evidence of insurability. We may require substantial payment. The Policy may not be reinstated if you have surrendered it for its cash value.

RIGHT TO EXCHANGE FOR A FIXED BENEFIT POLICY

You may exchange a Policy for a fixed benefit policy if either of the mutual funds changes its investment adviser or if there is a material change in the investment policies of a Portfolio or Fund. We will give you notice of any such change and you will have 60 days to make the exchange.

OTHER POLICY PROVISIONS

OWNER. The owner is identified in the Policy. The owner may exercise all rights under the Policy while the insured is living. Ownership may be transferred to another. Written proof of the transfer must be received by Northwestern Mutual at its Home Office. In this prospectus "you" means the owner of a Policy.

BENEFICIARY. The beneficiary is the person to whom the death benefit is payable. The beneficiary is named in the application. After the Policy is issued you may change the beneficiary in accordance with the Policy provisions.

INCONTESTABILITY. We will not contest a Policy after it has been in force during the lifetime of the insured for two years from the date of issue.

SUICIDE. If the insured dies by suicide within one year from the date of issue, the amount payable under the Policy will be limited to the premiums paid.

MISSTATEMENT OF AGE OR SEX. If the age or sex of the insured has been misstated, we will adjust benefits under a Policy to reflect the correct age and sex.

COLLATERAL ASSIGNMENT. You may assign a Policy as collateral security. We are not responsible for the validity or effect of a collateral assignment and will not be deemed to know of an assignment before receipt of the assignment in writing at our Home Office.

                                       17                             Prospectus

PAYMENT PLANS. The Policy provides a variety of payment plans for Policy benefits. Any Northwestern Mutual agent authorized to sell the Policies can explain these provisions on request.

DEFERRAL OF DETERMINATION AND PAYMENT. So long as premiums have been paid when due, we will ordinarily pay Policy benefits within seven days after we receive all required documents at our Home Office. However, we may defer determination and payment of benefits during any period when it is not reasonably practicable to value securities because the New York Stock Exchange is closed or an emergency exists or the Securities and Exchange Commission, by order, permits deferral for the protection of policyowners.

If a Whole Life Policy or an Extra Ordinary Life Policy is continued in force as extended term or reduced paid-up insurance, we have the right to defer payment of the cash value for up to six months from the date of a Policy loan or surrender. If payment is deferred for 30 days or more we will pay interest at an annual effective rate of 4%.

VOTING RIGHTS

We are the owner of the mutual fund shares in which all assets of the Account are invested. As the owner of the shares we will exercise our right to vote the shares to elect directors of the funds, to vote on matters required to be approved or ratified by mutual fund shareholders under the Investment Company Act of 1940 and to vote on any other matters that may be presented to any shareholders' meeting of the funds. However, we will vote the mutual fund shares held in the Account in accordance with instructions from owners of the Policies. We will vote any shares held in our general account in the same proportions as the shares for which voting instructions are received. If the applicable laws or regulations change so as to permit us to vote the shares in our own discretion, we may elect to do so.

The number of mutual fund shares for each division of the Account for which the owner of a Policy may give instructions is determined by dividing the amount of the Policy's cash value apportioned to that division, if any, by the per share value for the corresponding Portfolio or Fund. The number will be determined as of a date we choose, but not more than 90 days before the shareholders' meeting. Fractional votes are counted. We will solicit voting instructions with written materials at least 14 days before the meeting. We will vote shares as to which we receive no instructions in the same proportion as the shares as to which we receive instructions.

We may, if required by state insurance officials, disregard voting instructions which would require mutual fund shares to be voted for a change in the sub-classification or investment objectives of a Portfolio or Fund, or to approve or disapprove an investment advisory agreement for either of the mutual funds. We may also disregard voting instructions that would require changes in the investment policy or investment adviser for either a Portfolio or a Fund, provided that we reasonably determine to take this action in accordance with applicable federal law. If we disregard voting instructions we will include a summary of the action and reasons therefor in the next semiannual report to the owners of the Policies.

SUBSTITUTION OF FUND SHARES AND OTHER CHANGES

If, in our judgment, a Portfolio or Fund becomes unsuitable for continued use with the Policies because of a change in investment objectives or restrictions, we may substitute shares of another Portfolio or Fund or another mutual fund. Any substitution of shares will be subject to any required approval of the Securities and Exchange Commission, the Wisconsin Commissioner of Insurance or other regulatory authority. We have also reserved the right, subject to applicable federal and state law, to operate the Account or any of its divisions as a management company under the Investment Company Act of 1940, or in any other form permitted, or to terminate registration of the Account if registration is no longer required, and to change the provisions of the Policies to comply with any applicable laws.

REPORTS

For each Policy year (unless a Whole Life Policy or an Extra Ordinary Life Policy is in force as extended term or fixed benefit paid-up insurance) you will receive a statement showing the death benefit, cash value and any Policy loan (including interest charged) as of the anniversary date. You will also receive annual and semiannual reports for the Account and both of the mutual funds, including financial statements.

Prospectus                             18

SPECIAL POLICY FOR EMPLOYERS

The premium for the standard Policy is based in part on the sex of the insured. The standard annuity rates for payment plans which last for the lifetime of the payee are also based, in part, on the sex of the payee. For certain situations where the insurance involves an employer sponsored benefit plan or arrangement, federal law and the laws of certain states may require that premiums and annuity rates be determined without regard to sex. Special Whole Life Policies, Extra Ordinary Life Policies and Single Premium Life Policies are available for this purpose. You are urged to review any questions in this area with qualified counsel.

DISTRIBUTION OF THE POLICIES

We sell the Policies through individuals who are licensed life insurance agents appointed by Northwestern Mutual and are registered representatives of Northwestern Mutual Investment Services, LLC ("NMIS"), our wholly-owned subsidiary. NMIS is a registered broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers. NMIS was organized in 1968 and is a Wisconsin limited liability company. Its address is 720 East Wisconsin Avenue, Milwaukee, Wisconsin 53202. The Internal Revenue Service Employer Identification Number of NMIS is 39-0509570.

Commissions paid to the agents on sales of the Whole Life and Extra Ordinary Life Policies will not exceed 55% of the premium for the first year, 9% of the premium for the second and third years, 6% of the premium for the fourth through seventh years and 3% of the premium for the eighth through tenth years. Thereafter a persistency fee of 2% of premiums may be paid to the agent. For the Single Premium Life Policies commissions are 2 3/4% of the premium.

Agents who meet certain productivity and persistency standards receive additional compensation. We may pay new agents differently during a training period. General agents and district agents who are registered representatives of NMIS and have supervisory responsibility for sales of the Policies receive commission overrides and other compensation.

TAX TREATMENT OF POLICY BENEFITS

The Policies are "life insurance contracts" as that term is defined in sections 7702 and 817(h) of the Internal Revenue Code. Increases in cash value under a Policy are not taxable until actual surrender of the Policy. Upon surrender, the amount received is taxable at ordinary income rates under section 72(e) of the Code to the extent it exceeds the amount of the premiums paid under the Policy less any dividends or other amounts previously received tax-free (basis of the Policy). Death benefits are excludable from the beneficiary's gross income under section 101(a) of the Code.

Loans received under the Policies (except certain Single Premium Life Policies) will not constitute income to the owner until the loans are extinguished by surrender or lapse.

For Single Premium Life Policies issued after June 20, 1988, partial withdrawals, Policy loans and dividends paid in cash are taxable as income to the extent the cash value of the Policy exceeds the basis of the Policy. The taxable portion of these distributions would also be subject to a 10% penalty if received prior to age 59 1/2, disability or annuitization. For purposes of determining taxable income, all Single Premium Life Policies (including any fixed dollar single premium policies or other modified endowment contracts under
Section 7702A) issued by Northwestern Mutual to the Policy owner during the same calendar year are aggregated.

Federal estate and state and local estate, inheritance and other tax consequences of ownership or receipt of Policy proceeds depend upon the circumstances of each Policy owner or beneficiary.

The foregoing summary does not purport to be complete or to cover all situations. You should consult counsel and other competent advisers for more complete information.

                                       19                             Prospectus

OTHER INFORMATION

MANAGEMENT

Northwestern Mutual is managed by a Board of Trustees. The Trustees and senior officers of Northwestern Mutual and their positions including Board committee memberships, and their principal occupations, are as follows:

TRUSTEES

                 NAME                            PRINCIPAL OCCUPATION DURING LAST FIVE YEARS
---------------------------------------  ------------------------------------------------------------
R. Quintus Anderson (A)................  Chairman, Aarque Capital Corporation since 1997; prior thereto, Chairman, The Aarque Companies, Jamestown, NY
                                         (diversified metal products manufacturing)
Edward E. Barr (HR)....................  Chairman, Sun Chemical Corporation, Fort Lee, New Jersey
                                         (graphic arts) since 1998; prior thereto, President and
                                         Chief Executive Officer. President and Chief Executive
                                         Officer, DIC Americas, Inc., Fort Lee, NJ
Gordon T. Beaham, III (OT).............  Chairman of the Board and President, Faultless Starch/Bon
                                         Ami Company, Kansas City, MO (consumer products
                                         manufacturer)
Robert C. Buchanan (A, E, F)...........  President and Chief Executive Officer, Fox Valley
                                         Corporation, Appleton, WI (manufacturer of gift wrap and
                                         writing paper)
George A. Dickerman (AM)...............  Chairman Emeritus, Spalding Sports Worldwide, Chicopee, MA
                                         (manufacturer of sporting equipment) since 1999; Chairman of the Board from 1998 to 1999; prior thereto, President
Pierre S. du Pont (AM).................  Attorney, Richards, Layton and Finger, Wilmington, DE
James D. Ericson (AM, E, F, HR, OT)....  Chairman and Chief Executive Officer of Northwestern Mutual
                                         since 2000; prior thereto, President and Chief Executive
                                         Officer
J. E. Gallegos (A).....................  Attorney at Law; President, Gallegos Law Firm, Santa Fe, NM
Stephen N. Graff (A, F)................  Retired Partner, Arthur Andersen LLP (public accountants),
                                         Milwaukee, WI
Patricia Albjerg Graham (HR)...........  Professor, Graduate School of Education, Harvard University,
                                         Cambridge, MA, and President, The Spencer Foundation (social and behavioral sciences)
Stephen F. Keller (HR).................  Attorney. Former Chairman, Santa Anita Realty Enterprises,
                                         Los Angeles, CA, since 1997; prior thereto, Chairman
Barbara A. King (AM)...................  President, Landscape Structures, Inc., Delano, MN
                                         (manufacturer of playground equipment)
J. Thomas Lewis (HR)...................  Attorney (retired), New Orleans, LA since 1998; prior thereto, Attorney with Monroe & Lehmann, New Orleans, LA
Daniel F. McKeithan, Jr. (E, F, HR)....  President, Tamarack Petroleum Company, Inc., Milwaukee, WI
                                         (operator of oil and gas wells); President, Active Investor
                                         Management, Inc., Milwaukee, WI
Guy A. Osborn (E, F, OT)...............  Retired Chairman of Universal Foods Corporation, Milwaukee,
                                         WI since 1997; prior thereto, Chairman and Chief Executive
                                         Officer
Timothy D. Proctor (A).................  Group General Counsel, Diageo plc since 2000 (multinational branded food and drink company); Director, Worldwide Human
                                         Resources of Glaxo Wellcome plc from 1998 to 1999
                                         (pharmaceuticals); prior thereto, Senior Vice President
                                         Human Resources, General Counsel & Secretary
H. Mason Sizemore, Jr. (AM)............  President and Chief Operating Officer, The Seattle Times,
                                         Seattle, WA (publishing)
Harold B. Smith (OT)...................  Chairman, Executive Committee, Illinois Tool Works, Inc.,
                                         Chicago, IL (engineered components and industrial systems
                                         and consumables)
Sherwood H. Smith, Jr. (AM)............  Chairman Emeritus of Carolina Power & Light since 1999;
                                         Chairman of the Board from 1997 to 1999; prior thereto,
                                         Chairman of the Board and Chief Executive Officer
Peter M. Sommerhauser (E, F, OT).......  Partner, Godfrey & Kahn, S.C., Milwaukee, WI (attorneys)
John E. Steuri (OT)....................  Chairman, Advanced Thermal Technologies, Little Rock, AR
                                         since 1997 (heating, air-conditioning and humidity control).
                                         Retired since 1996 as Chairman and Chief Executive Officer of ALLTEL Information Services, Inc., Little Rock, AR
                                         (application software)
John J. Stollenwerk (AM, E, F).........  President and Chief Executive Officer, Allen-Edmonds Shoe
                                         Corporation, Port Washington, WI

Prospectus                             20

                 NAME                            PRINCIPAL OCCUPATION DURING LAST FIVE YEARS
---------------------------------------  ------------------------------------------------------------
Barry L. Williams (HR).................  President and Chief Executive Officer of Williams Pacific
                                         Ventures, Inc., San Francisco, CA (venture capital
                                         consulting)
Kathryn D. Wriston (A).................  Director of various corporations, New York, NY
Edward J. Zore.........................  President of Northwestern Mutual since 2000; prior thereto,
                                         Executive Vice President

A  -- Member, Audit Committee
AM -- Member, Agency and Marketing Committee
E   -- Member, Executive Committee
F   -- Member, Finance Committee
HR -- Member, Human Resources and Public Policy Committee
OT -- Member, Operations and Technology Committee

SENIOR OFFICERS (OTHER THAN TRUSTEES)

                                              POSITION WITH
            NAME                           NORTHWESTERN MUTUAL
----------------------------  ---------------------------------------------
John M. Bremer                Senior Executive Vice President and Secretary
Peter W. Bruce                Senior Executive Vice President
Deborah A. Beck               Executive Vice President
William H. Beckley            Executive Vice President
Mark G. Doll                  Senior Vice President
Richard L. Hall               Senior Vice President
William C. Koenig             Senior Vice President and Chief Actuary
Donald L. Mellish             Senior Vice President
Bruce L. Miller               Executive Vice President
Mason G. Ross                 Senior Vice President
John E. Schlifske             Senior Vice President
Leonard F. Stecklein          Senior Vice President
Frederic H. Sweet             Senior Vice President
Walter J. Wojcik              Senior Vice President
Gary E. Long                  Vice President and Controller

REGULATION

We are subject to the laws of Wisconsin governing insurance companies and to regulation by the Wisconsin Commissioner of Insurance. We file an annual statement in a prescribed form with the Department of Insurance on or before March 1 in each year covering operations for the preceding year and including financial statements. Regulation by the Wisconsin Insurance Department includes periodic examination to determine solvency and compliance with insurance laws. We are also subject to the insurance laws and regulations of the other jurisdictions in which we are licensed to operate.

LEGAL PROCEEDINGS

We are engaged in litigation of various kinds which in our judgment is not of material importance in relation to our total assets. There are no legal proceedings pending to which the Account is a party.

REGISTRATION STATEMENT

We have filed a registration statement with the Securities and Exchange Commission, Washington, D.C. under the Securities Act of 1933, as amended, with respect to the Policies. This prospectus does not contain all the information set forth in the registration statement. A copy of the omitted material is available from the main office of the SEC in Washington, D.C. upon payment of the prescribed fee. Further information about the Policies is also available from the Home Office of Northwestern Mutual. The address and telephone number are on the cover of this prospectus.

EXPERTS

The financial statements of Northwestern Mutual as of December 31, 1999 and 1998 and for each of the three years in the period ended December 31, 1999 and of the Account as of December 31, 1999 and for each of the two years in the period ended December 31, 1999 included in this prospectus have been so included in reliance on the reports of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting. Actuarial matters included in this prospectus have been examined by William C. Koenig, F.S.A., Senior Vice President and Chief Actuary of Northwestern Mutual. His opinion is filed as an exhibit to the registration statement.

                                       21                             Prospectus

[PRICEWATERHOUSECOOPERS LLC - LETTERHEAD]

Report of Independent Accountants

To the Northwestern Mutual Life Insurance Company and
Contract Owners of Northwestern Mutual Variable Life Account

In our opinion, the accompanying combined statement of assets and liabilities and the related combined and separate statements of operations and of changes in equity present fairly, in all material respects, the financial position of Northwestern Mutual Variable Life Account and the Small Cap Growth Stock Division, Aggressive Growth Stock Division, International Equity Division, Index 400 Stock Division, Growth Stock Division, Growth & Income Stock Division, Index 500 Stock Division, Balanced Division, High Yield Bond Division, Select Bond Division, Money Market Division, Russell Multi-Style Equity Division, Russell Aggressive Equity Division, Russell Non-U.S. Division, Russell Real Estate Securities Division and Russell Core Bond Division thereof at December 31, 1999, the results of each of their operations for each of the two years or the period then ended and the changes in each of their equity for the two years or the period then ended in conformity with accounting principles generally accepted in the United States. These financial statements are the responsibility of The Northwestern Mutual Life Insurance Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included direct confirmation of the number of shares owned at December 31, 1999 with Northwestern Mutual Series Fund, Inc. and the Russell Insurance Funds, provide a reasonable basis for the opinion expressed above.

[PRICEWATERHOUSECOOPERS LLC]

Milwaukee, Wisconsin
January 27, 2000

Accountants' Report                    22

NORTHWESTERN MUTUAL VARIABLE LIFE ACCOUNT
Statement of Assets and Liabilities
December 31, 1999
(in thousands)


ASSETS
  Investments at Market Value:
    Northwestern Mutual Series Fund, Inc.
      Small Cap Growth Stock
         4,228 shares (cost $6,122).........................    $  7,561
      Aggressive Growth Stock
         42,894 shares (cost $135,037)......................     206,058
      International Equity
         68,837 shares (cost $110,160)......................     122,508
      Index 400 Stock
         3,839 shares (cost $3,940).........................       4,260
      Growth Stock
         47,373 shares (cost $92,844).......................     125,759
      Growth and Income Stock
         66,188 shares (cost $96,173).......................     103,251
      Index 500 Stock
         84,461 shares (cost $220,153)......................     328,044
      Balanced
         84,819 shares (cost $140,282)......................     188,428
      High Yield Bond
         21,865 shares (cost $22,132).......................      17,965
      Select Bond
         13,558 shares (cost $16,226).......................      15,328
      Money Market
         67,006 shares (cost $67,006).......................      67,400
    Russell Insurance Funds
      Multi-Style Equity
         819 shares (cost $13,258)..........................      13,738
      Aggressive Equity
         401 shares (cost $4,918)...........................       5,356
      Non-U.S.
         395 shares (cost $5,025)...........................       5,609
      Real Estate Securities
         131 shares (cost $1,160)...........................       1,151
      Core Bond
         159 shares (cost $1,580)...........................       1,536    $1,213,952
                                                                --------
  Due from Sale of Fund Shares..............................                     1,180
  Due from Northwestern Mutual Life Insurance Company.......                     1,736
                                                                            ----------
           Total Assets.....................................                $1,216,868
                                                                            ==========

LIABILITIES
  Due to Northwestern Mutual Life Insurance Company.........                $    1,180
  Due on Purchase of Fund Shares............................                     1,736
                                                                            ----------
           Total Liabilities................................                     2,916
                                                                            ----------

EQUITY (NOTE 8)
  Variable Life Policies Issued Before October 11, 1995.....                   479,924
  Variable Complife Policies Issued On or After October 11,
    1995....................................................                   717,227
  Variable Executive Life Policies Issued On or After March
    2, 1998.................................................                     7,901
  Variable Joint Life Policies Issued On or After December
    10, 1998................................................                     8,900
                                                                            ----------
           Total Equity.....................................                 1,213,952
                                                                            ----------
           Total Liabilities and Equity.....................                $1,216,868
                                                                            ==========

    The Accompanying Notes are an Integral Part of the Financial Statements

                                       23     Variable Life Financial Statements

NML VARIABLE LIFE ACCOUNT

           Statement of Operations                                                  SMALL CAP
               (in thousands)                                                      GROWTH STOCK           AGGRESSIVE GROWTH
                                                           COMBINED                 DIVISION#               STOCK DIVISION
                                                 ----------------------------      ------------      ----------------------------
                                                                                    SIX MONTHS
                                                  YEAR ENDED      YEAR ENDED          ENDED           YEAR ENDED      YEAR ENDED
                                                 DECEMBER 31,    DECEMBER 31,      DECEMBER 31,      DECEMBER 31,    DECEMBER 31,
                                                     1999            1998              1999              1999            1998
---------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
  Dividend Income............................      $ 60,160        $24,922            $  239           $ 4,628          $3,287
  Mortality and Expense Risks................         4,044          2,755                 5               605             424
  Taxes......................................         1,737          1,178                 3               259             181
                                                   --------        -------            ------           -------          ------
  Net Investment Income......................        54,379         20,989               231             3,764           2,682
                                                   --------        -------            ------           -------          ------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Realized Gain (Loss) on Investments........         7,370          4,332                --             1,888             523
  Unrealized Appreciation (Depreciation) of
    Investments During the Period............       115,169         68,780             1,440            54,225           4,928
                                                   --------        -------            ------           -------          ------
  Net Gain (Loss) on Investments.............       122,539         73,112             1,440            56,113           5,451
                                                   --------        -------            ------           -------          ------
  Increase (Decrease) in Equity Derived from
    Investment Activity......................      $176,918        $94,101            $1,671           $59,877          $8,133
                                                   ========        =======            ======           =======          ======

# The initial investment in this Division was made on June 30, 1999.

    The Accompanying Notes are an Integral Part of the Financial Statements

Variable Life Financial Statements     24

    INDEX 400
      STOCK                                                                             GROWTH & INCOME
    DIVISION#       INTERNATIONAL EQUITY DIVISION      GROWTH STOCK DIVISION            STOCK DIVISION
-----------------   -----------------------------   ---------------------------   ---------------------------
     SIX MONTHS
        ENDED        YEAR ENDED      YEAR ENDED      YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
        1999            1999            1998            1999           1998           1999           1998
-------------------------------------------------------------------------------------------------------------
        $ 58           $13,164         $ 3,591        $ 3,284        $   956        $ 9,123        $   537
           4               420             308            395            211            372            234
           2               180             132            170             91            159            100
        ----           -------         -------        -------        -------        -------        -------
          52            12,564           3,151          2,719            654          8,592            203
        ----           -------         -------        -------        -------        -------        -------
           4               504             284            595            143            514            220
         321             7,108          (1,424)        16,158         10,533         (3,359)        10,574
        ----           -------         -------        -------        -------        -------        -------
         325             7,612          (1,140)        16,753         10,676         (2,845)        10,794
        ----           -------         -------        -------        -------        -------        -------
        $377           $20,176         $ 2,011        $19,472        $11,330        $ 5,747        $10,997
        ====           =======         =======        =======        =======        =======        =======


              INDEX 500
           STOCK DIVISION
---  ---------------------------

      YEAR ENDED     YEAR ENDED
     DECEMBER 31,   DECEMBER 31,
         1999           1998
---  ---------------------------
       $ 5,542        $ 4,530
         1,104            671
           473            287
       -------        -------
         3,965          3,572
       -------        -------
         1,529          1,125
        42,832         31,738
       -------        -------
        44,361         32,863
       -------        -------
       $48,326        $36,435
       =======        =======

                                       25     Variable Life Financial Statements

NML VARIABLE LIFE ACCOUNT

      Statement of Operations        BALANCED DIVISION                 HIGH YIELD BOND DIVISION          SELECT BOND DIVISION
          (in thousands)             ----------------------------    ----------------------------    ----------------------------
                                     YEAR ENDED       YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED
                                     DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,
            (CONTINUED)              1999                1998            1999            1998            1999            1998
---------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
  Dividend Income..................    $ 17,659        $  8,344        $ 2,112         $ 1,489         $ 1,211         $   743
  Mortality and Expense Risks......         769             681             70              53              62              51
  Taxes............................         330             292             30              22              27              22
                                       --------        --------        -------         -------         -------         -------
  Net Investment Income............      16,560           7,371          2,012           1,414           1,122             670
                                       --------        --------        -------         -------         -------         -------
REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS
  Realized Gain (Loss) on
    Investments....................       2,596           1,893           (288)             47              33              97
  Unrealized Appreciation
    (Depreciation) of Investments
    During the Period..............      (1,744)         14,317         (1,879)         (1,828)         (1,386)            (58)
                                       --------        --------        -------         -------         -------         -------
  Net Gain (Loss) on Investments...         852          16,210         (2,167)         (1,781)         (1,353)             39
                                       --------        --------        -------         -------         -------         -------
  Increase (Decrease) in Equity
    Derived from Investment
    Activity.......................    $ 17,412        $ 23,581        $  (155)        $  (367)        $  (231)        $   709
                                       ========        ========        =======         =======         =======         =======

# The initial investment in this Division was made on June 30, 1999.

    The Accompanying Notes are an Integral Part of the Financial Statements

Variable Life Financial Statements     26

                                        RUSSELL              RUSSELL             RUSSELL                RUSSELL
     MONEY MARKET DIVISION        MULTI-STYLE EQUITY#   AGGRESSIVE EQUITY#      NON-U.S.#       REAL ESTATE SECURITIES#
-------------------------------   -------------------   ------------------   ----------------   -----------------------
                                      SIX MONTHS            SIX MONTHS          SIX MONTHS            SIX MONTHS
     YEAR ENDED     YEAR ENDED           ENDED                ENDED               ENDED                  ENDED
    DECEMBER 31,   DECEMBER 31,      DECEMBER 31,          DECEMBER 31,        DECEMBER 31,          DECEMBER 31,
        1999           1998              1999                  1999                1999                  1999
-----------------------------------------------------------------------------------------------------------------------
       $2,507         $1,445             $381                  $ 19                $145                  $ 35
          212            122               14                     4                   5                     1
           92             51                5                     3                   2                     1
       ------         ------             ----                  ----                ----                  ----
        2,203          1,272              362                    12                 138                    33
       ------         ------             ----                  ----                ----                  ----
           --             --               (1)                   (4)                 --                    --
           --             --              484                   438                 585                    (9)
       ------         ------             ----                  ----                ----                  ----
           --             --              483                   434                 585                    (9)
       ------         ------             ----                  ----                ----                  ----
       $2,203         $1,272             $845                  $446                $723                  $ 24
       ======         ======             ====                  ====                ====                  ====

         RUSSELL
        CORE BOND#
---  ----------------
        SIX MONTHS
          ENDED
       DECEMBER 31,
           1999
---  ----------------
           $ 53
              2
              1
           ----
             50
           ----
             --
            (45)
           ----
            (45)
           ----
           $  5
           ====

                                       27     Variable Life Financial Statements

NML VARIABLE LIFE ACCOUNT

       Statement of Changes in Equity                                               SMALL CAP
               (in thousands)                                                      GROWTH STOCK           AGGRESSIVE GROWTH
                                                           COMBINED                 DIVISION#               STOCK DIVISION
                                                 ----------------------------      ------------      ----------------------------
                                                                                    SIX MONTHS
                                                  YEAR ENDED      YEAR ENDED          ENDED           YEAR ENDED      YEAR ENDED
                                                 DECEMBER 31,    DECEMBER 31,      DECEMBER 31,      DECEMBER 31,    DECEMBER 31,
                                                     1999            1998              1999              1999            1998
---------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
  Net Investment Income......................     $   54,379       $ 20,989           $  231           $  3,764        $  2,682
  Net Realized Gain (Loss)...................          7,370          4,332               --              1,888             523
  Net Change in Unrealized Appreciation
    (Depreciation)...........................        115,169         68,780            1,440             54,225           4,928
                                                  ----------       --------           ------           --------        --------
Increase (Decrease) in Equity................        176,918         94,101            1,671             59,877           8,133
                                                  ----------       --------           ------           --------        --------
EQUITY TRANSACTIONS
  Policyowners' Net Payments.................        403,531        258,672              319             37,031          30,145
  Policy Loans, Surrenders, and Death
    Benefits.................................        (54,502)       (37,427)             (74)            (9,017)         (6,454)
  Mortality and Other (net)..................        (61,013)       (39,611)             (25)            (7,239)         (5,193)
  Transfers from Other Divisions.............        243,273        133,775            5,878             23,525          20,371
  Transfers to Other Divisions...............       (244,190)      (133,773)            (207)           (17,347)         (6,419)
                                                  ----------       --------           ------           --------        --------
Increase in Equity Derived from Equity
  Transactions...............................        287,099        181,636            5,891             26,953          32,450
                                                  ----------       --------           ------           --------        --------
Net Increase in Equity.......................        464,017        275,737            7,562             86,830          40,583
EQUITY
  Beginning of Period........................        749,935        474,198               --            119,230          78,647
                                                  ----------       --------           ------           --------        --------
  End of Period..............................     $1,213,952       $749,935           $7,562           $206,060        $119,230
                                                  ==========       ========           ======           ========        ========

# The initial investment in this Division was made on June 30, 1999.

    The Accompanying Notes are an Integral Part of the Financial Statements

Variable Life Financial Statements     28

   INDEX 400
     STOCK                                                                             GROWTH & INCOME
   DIVISION#       INTERNATIONAL EQUITY DIVISION      GROWTH STOCK DIVISION            STOCK DIVISION
----------------   -----------------------------   ---------------------------   ---------------------------
     SIX MONTHS
       ENDED        YEAR ENDED      YEAR ENDED      YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
        1999           1999            1998            1999           1998           1999           1998
------------------------------------------------------------------------------------------------------------
       $   52        $ 12,564         $ 3,151        $  2,719       $   654        $  8,592       $   203
            4             504             284             595           143             514           220
          321           7,108          (1,424)         16,158        10,533          (3,359)       10,574
       ------        --------         -------        --------       -------        --------       -------
          377          20,176           2,011          19,472        11,330           5,747        10,997
       ------        --------         -------        --------       -------        --------       -------
          165          25,923          20,672          22,738        12,991          23,731        14,771
          (43)         (5,642)         (4,327)         (5,004)       (2,859)         (5,239)       (2,902)
          (27)         (4,876)         (3,785)         (4,452)       (2,494)         (4,489)       (2,847)
        4,152          19,043          15,743          33,353        16,839          22,159        17,225
         (364)        (10,533)         (5,013)         (6,373)       (2,015)         (9,185)       (3,106)
       ------        --------         -------        --------       -------        --------       -------
        3,883          23,915          23,290          40,262        22,462          26,977        23,141
       ------        --------         -------        --------       -------        --------       -------
        4,260          44,091          25,301          59,734        33,792          32,724        34,138
           --          78,417          53,116          66,025        32,233          70,527        36,389
       ------        --------         -------        --------       -------        --------       -------
       $4,260        $122,508         $78,417        $125,759       $66,025        $103,251       $70,527
       ======        ========         =======        ========       =======        ========       =======


              INDEX 500
           STOCK DIVISION
---  ---------------------------

      YEAR ENDED     YEAR ENDED
     DECEMBER 31,   DECEMBER 31,
         1999           1998
---  ---------------------------
       $  3,965       $  3,572
          1,529          1,125
         42,832         31,738
       --------       --------
         48,326         36,435
       --------       --------
         56,388         29,665
        (14,992)        (8,924)
        (10,807)        (5,367)
         72,157         37,076
        (14,168)        (5,443)
       --------       --------
         88,578         47,007
       --------       --------
        136,904         83,442
        191,141        107,699
       --------       --------
       $328,045       $191,141
       ========       ========

                                       29     Variable Life Financial Statements

NML VARIABLE LIFE ACCOUNT

  Statement of Changes in Equity          BALANCED DIVISION            HIGH YIELD BOND DIVISION          SELECT BOND DIVISION
          (in thousands)             ----------------------------    ----------------------------    ----------------------------
                                      YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED
                                     DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,
            (CONTINUED)                  1999            1998            1999            1998            1999            1998
---------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
  Net Investment Income............    $ 16,560        $  7,371        $ 2,012         $ 1,414         $ 1,122         $   670
  Net Realized Gain (Loss).........       2,596           1,893           (288)             47              33              97
  Net Change in unrealized
    Appreciation (Depreciation)....      (1,744)         14,317         (1,879)         (1,828)         (1,386)            (58)
                                       --------        --------        -------         -------         -------         -------
Increase (Decrease) in Equity......      17,412          23,581           (155)           (367)           (231)            709
                                       --------        --------        -------         -------         -------         -------
EQUITY TRANSACTIONS
  Policyowners' Net Payments.......      20,488          17,811          5,513           3,490           3,020           2,004
  Policy Loans, Surrenders, and
    Death Benefits.................      (9,916)         (8,879)          (933)           (690)           (985)           (620)
  Mortality and Other (net)........      (4,412)         (3,232)          (928)           (641)           (557)           (250)
  Transfers from Other Divisions...      16,340           7,905          3,662           5,399           3,874           3,951
  Transfers to Other Divisions.....      (9,591)         (5,398)        (3,710)         (1,476)         (2,463)         (2,217)
                                       --------        --------        -------         -------         -------         -------
Increase in Equity Derived from
  Equity Transactions..............      12,909           8,207          3,604           6,082           2,889           2,868
                                       --------        --------        -------         -------         -------         -------
Net Increase in Equity.............      30,321          31,788          3,449           5,715           2,658           3,577
EQUITY
  Beginning of Period..............     158,110         126,322         14,516           8,801          12,669           9,092
                                       --------        --------        -------         -------         -------         -------
  End of Period....................    $188,431        $158,110        $17,965         $14,516         $15,327         $12,669
                                       ========        ========        =======         =======         =======         =======

# The initial investments in this Division was made on June 30, 1999.

    The Accompanying Notes are an Integral Part of the Financial Statements

Variable Life Financial Statements     30

                                        RUSSELL              RUSSELL             RUSSELL                RUSSELL
     MONEY MARKET DIVISION        MULTI-STYLE EQUITY#   AGGRESSIVE EQUITY#      NON-U.S.#       REAL ESTATE SECURITIES#
-------------------------------   -------------------   ------------------   ----------------   -----------------------
                                      SIX MONTHS            SIX MONTHS          SIX MONTHS            SIX MONTHS
     YEAR ENDED     YEAR ENDED           ENDED                ENDED               ENDED                  ENDED
    DECEMBER 31,   DECEMBER 31,      DECEMBER 31,          DECEMBER 31,        DECEMBER 31,          DECEMBER 31,
        1999           1998              1999                  1999                1999                  1999
-----------------------------------------------------------------------------------------------------------------------
     $   2,203      $   1,272           $   362               $   12              $  138                $   33
            --             --                (1)                  (4)                 --                    --
            --             --               484                  438                 585                    (9)
     ---------      ---------           -------               ------              ------                ------
         2,203          1,272               845                  446                 723                    24
     ---------      ---------           -------               ------              ------                ------
       207,164        127,123               669                   28                 254                    49
        (2,420)        (1,772)             (109)                 (34)                (48)                   (8)
       (23,000)       (15,802)             (114)                 (37)                (34)                   (8)
        13,433          9,266            13,008                5,080               4,917                 1,097
      (169,279)      (102,686)             (561)                (127)               (205)                   (6)
     ---------      ---------           -------               ------              ------                ------
        25,898         16,129            12,893                4,910               4,884                 1,124
     ---------      ---------           -------               ------              ------                ------
        28,101         17,401            13,738                5,356               5,607                 1,148
        39,300         21,899                --                   --                  --                    --
     ---------      ---------           -------               ------              ------                ------
     $  67,401      $  39,300           $13,738               $5,356              $5,607                $1,148
     =========      =========           =======               ======              ======                ======

         RUSSELL
        CORE BOND#
---  ----------------
        SIX MONTHS
          ENDED
       DECEMBER 31,
           1999
---  ----------------
          $   50
              --
             (45)
          ------
               5
          ------
              51
             (38)
              (8)
           1,595
             (71)
          ------
           1,529
          ------
           1,534
              --
          ------
          $1,534
          ======

                                       31     Variable Life Financial Statements

NORTHWESTERN MUTUAL VARIABLE LIFE ACCOUNT
Notes to Financial Statements
December 31, 1999

NOTE 1 -- Northwestern Mutual Variable Life Account (the "Account") is registered as a unit investment trust under the Investment Company Act of 1940 and is a segregated asset account of The Northwestern Mutual Life Insurance Company ("Northwestern Mutual") used to fund variable life insurance policies.

NOTE 2 -- The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Principal accounting policies are summarized below.

NOTE 3 -- All assets of each Division of the Account are invested in shares of the corresponding Portfolio of Northwestern Mutual Series Fund, Inc and the Russell Insurance Funds (collectively known as "the Funds"). The shares are valued at the Funds' offering and redemption prices per share. The Funds are diversified open-end investment companies registered under the Investment Company Act of 1940.

NOTE 4 -- Dividend income from the Funds is recorded on the record date of the dividends. Transactions in the Funds shares are accounted for on the trade date. The basis for determining cost on sale of Funds shares is identified cost. Purchases and sales of the Funds shares for the period ended December 31, 1999 by each Division are shown below:

        DIVISIONS              PURCHASES        SALES
        ---------              ---------        -----
Small Cap Growth Stock....    $ 6,123,393    $     1,068
Aggressive Growth Stock...     35,131,629      4,386,856
International Equity......     38,347,289      1,854,037
Index 400 Stock...........      4,056,200        119,396
Growth Stock..............     44,024,329      1,042,030
Growth & Income Stock.....     37,069,503      1,491,279
Index 500 Stock...........     95,056,887      2,520,734
Balanced..................     35,493,036      6,023,989
High Yield Bond...........      7,296,571      1,680,853
Select Bond...............      6,205,815      2,193,634
Money Market..............     73,757,754     45,658,376
Russell Multi-Style Equity
  Fund....................     13,280,682         21,745
Russell Aggressive Equity
  Fund....................      5,000,413         77,631
Russell Non-U.S. Fund.....      5,030,954          6,175
Russell Real Estate
  Securities Fund.........      1,160,771            619
Russell Core Bond Fund....      1,664,332         84,103

NOTE 5 -- A deduction for mortality and expense risks is determined daily and paid to Northwestern Mutual. Generally, for Variable Life policies issued before October 11, 1995, and Variable Complife policies issued on or after October 11, 1995 the deduction is at an annual rate of .50% and .60%, respectively, of the net assets of the Account. A deduction for the mortality and expense risks for the Variable Executive Life policies issued on or after March 3, 1998 is determined monthly at an annual rate of .75% of the amount invested in the Account for the Policy for the first ten Policy years, and .30% thereafter. The mortality risk is that insureds may not live as long as estimated. The expense risk is that expenses of issuing and administering the policies may exceed the estimated costs.

Certain deductions are also made from the annual, single or other premiums before amounts are allocated to the Account. These deductions are for (1) sales load, (2) administrative expenses, (3) taxes and (4) a risk charge for the guaranteed minimum death benefit.

Additional mortality costs are deducted from the policy annually and are paid to Northwestern Mutual to cover the cost of providing insurance protection. This cost is actuarially calculated based upon the insured's age, the 1980 Commissioners Standard Ordinary Mortality Table and the amount of insurance provided under the policy.

NOTE 6 -- Northwestern Mutual is taxed as a "life insurance company" under the Internal Revenue Code. The variable life insurance policies which are funded in the Account are taxed as part of the operations of Northwestern Mutual. Policies provide that a charge for taxes may be made against the assets of the Account. Generally, for Variable Life policies issued before October 11, 1995, Northwestern Mutual charges the Account at an annual rate of .20% of the Account's net assets and reserves the right to increase, decrease or eliminate the charge for taxes in the future. Generally, for Variable Complife policies issued on or after October 11, 1995, and for Variable Executive Life policies issued on or after March 3, 1998, there is no charge being made against the assets of the Account for federal income taxes, but Northwestern Mutual reserves the right to charge for taxes in the future.

NOTE 7 -- The Account is credited for the policyowners' net annual premiums at the respective policy anniversary dates regardless of when policyowners actually pay their premiums. Northwestern Mutual's equity represents any unpaid portion of net annual premiums. This applies to Variable Life and Variable Complife policies only.

Notes to Financial Statements          32

NORTHWESTERN MUTUAL VARIABLE LIFE ACCOUNT
Notes to Financial Statements
December 31, 1999
(in thousands)

NOTE 8 -- Equity Values by Division are shown below:

                                               VARIABLE LIFE                                VARIABLE COMPLIFE
                                              POLICIES ISSUED                                POLICIES ISSUED
                                          BEFORE OCTOBER 11, 1995                     ON OR AFTER OCTOBER 11, 1995
                                                EQUITY OF:                                     EQUITY OF:
                                         -------------------------       TOTAL        -----------------------------       TOTAL
                                         POLICYOWNERS        NML         EQUITY       POLICYOWNERS           NML          EQUITY
                                         ----------------------------------------------------------------------------------------
Small Cap Growth Stock.................    $  2,395        $    90      $  2,485        $  3,094          $  1,599       $  4,693
Aggressive Growth Stock................      60,387          3,459        63,846         115,775            25,627        141,402
International Equity...................      40,534          2,738        43,272          62,788            15,362         78,150
Index 400 Stock........................         920             49           969           1,710             1,334          3,044
Growth Stock...........................      31,720          1,600        33,320          70,935            19,665         90,600
Growth and Income Stock................      28,633          1,702        30,335          56,046            16,098         72,144
Index 500 Stock........................     124,843          5,072       129,915         149,358            44,339        193,697
Balanced...............................     145,265          4,576       149,841          28,647             8,243         36,890
High Yield Bond........................       4,049            332         4,381          10,475             2,941         13,416
Select Bond............................       7,403            386         7,789           5,475             1,478          6,953
Money Market...........................       8,133            372         8,505          23,834            32,439         56,273
Russell Multi-Style Equity.............       2,095             91         2,186           6,289             3,973         10,262
Russell Aggressive Equity..............       1,248             54         1,302           2,141             1,591          3,732
Russell Non-U.S. ......................       1,029             42         1,071           2,659             1,460          4,119
Russell Real Estate Securities.........         302             12           314             469               324            793
Russell Core Bond......................         368             25           393             761               298          1,059
                                           --------        -------      --------        --------          --------       --------
                                           $459,324        $20,600      $479,924        $540,456          $176,771       $717,227
                                           ========        =======      ========        ========          ========       ========

                                                             VARIABLE EXECUTIVE LIFE              VARIABLE JOINT LIFE
                                                                 POLICIES ISSUED                    POLICIES ISSUED
                                                            ON OR AFTER MARCH 2, 1998        ON OR AFTER DECEMBER 10, 1998
                                                            --------------------------       -----------------------------
                                                                      TOTAL                              TOTAL
                                                                      EQUITY                            EQUITY
                                                            --------------------------------------------------------------
Small Cap Growth Stock....................................            $    1                            $  374
Aggressive Growth Stock...................................               441                               420
International Equity......................................               687                               393
Index 400 Stock...........................................               193                                52
Growth Stock..............................................               934                               897
Growth and Income Stock...................................               122                               648
Index 500 Stock...........................................             1,965                             2,453
Balanced..................................................             1,429                               266
High Yield Bond...........................................               127                                41
Select Bond...............................................               503                                85
Money Market..............................................             1,024                             1,598
Russell Multi-Style Equity................................               190                             1,095
Russell Aggressive Equity.................................               164                               155
Russell Non-U.S. .........................................               113                               304
Russell Real Estate Securities............................                 2                                42
Russell Core Bond.........................................                 6                                77
                                                                      ------                            ------
                                                                      $7,901                            $8,900
                                                                      ======                            ======

                                       33          Notes to Financial Statements

THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY
Consolidated Statement of Financial Position
(in millions)

The following financial statements of Northwestern Mutual should be considered only as bearing upon the ability of Northwestern Mutual to meet its obligations under the Policies.

                                                                    DECEMBER 31,
                                                                ---------------------
                                                                 1999          1998
-------------------------------------------------------------------------------------
ASSETS
  Bonds.....................................................    $36,792       $34,888
  Common and preferred stocks...............................      7,108         6,062
  Mortgage loans............................................     13,416        12,250
  Real estate...............................................      1,666         1,481
  Policy loans..............................................      7,938         7,580
  Other investments.........................................      3,443         2,353
  Cash and temporary investments............................      1,159         1,275
                                                                -------       -------
    TOTAL INVESTMENTS.......................................     71,522        65,889
  Due and accrued investment income.........................        893           827
  Other assets..............................................      1,409         1,313
  Separate account assets...................................     12,161         9,966
                                                                -------       -------
    TOTAL ASSETS............................................    $85,985       $77,995
                                                                =======       =======
LIABILITIES AND SURPLUS
  Reserves for policy benefits..............................    $56,246       $51,815
  Policy benefit and premium deposits.......................      1,746         1,709
  Policyowner dividends payable.............................      3,100         2,870
  Interest maintenance reserve..............................        491           606
  Asset valuation reserve...................................      2,371         1,994
  Income taxes payable......................................      1,192         1,161
  Other liabilities.........................................      3,609         3,133
  Separate account liabilities..............................     12,161         9,966
                                                                -------       -------
    TOTAL LIABILITIES.......................................     80,916        73,254
  Surplus...................................................      5,069         4,741
                                                                -------       -------
    TOTAL LIABILITIES AND SURPLUS...........................    $85,985       $77,995
                                                                =======       =======

   The Accompanying Notes are an Integral Part of these Financial Statements

Consolidated Statement of Financial Position

THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY
Consolidated Statement of Operations
(in millions)

                                                              FOR THE YEAR ENDED DECEMBER 31,
                                                              -------------------------------
                                                               1999        1998        1997
---------------------------------------------------------------------------------------------
REVENUE
  Premiums and deposits.....................................  $ 8,344     $ 8,021     $ 7,294
  Net investment income.....................................    4,766       4,536       4,171
  Other income..............................................      970         922         861
                                                              -------     -------     -------
      TOTAL REVENUE.........................................   14,080      13,479      12,326
                                                              -------     -------     -------
BENEFITS AND EXPENSES
  Benefit payments to policyowners and beneficiaries........    4,023       3,602       3,329
  Net additions to policy benefit reserves..................    4,469       4,521       4,026
  Net transfers to separate accounts........................      516         564         566
                                                              -------     -------     -------
      TOTAL BENEFITS........................................    9,008       8,687       7,921
  Operating expenses........................................    1,287       1,297       1,138
                                                              -------     -------     -------
      TOTAL BENEFITS AND EXPENSES...........................   10,295       9,984       9,059
                                                              -------     -------     -------
      GAIN FROM OPERATIONS BEFORE DIVIDENDS AND TAXES.......    3,785       3,495       3,267
Policyowner dividends.......................................    3,091       2,869       2,636
                                                              -------     -------     -------
      GAIN FROM OPERATIONS BEFORE TAXES.....................      694         626         631
Income tax expense..........................................      203         301         356
                                                              -------     -------     -------
      NET GAIN FROM OPERATIONS..............................      491         325         275
Net realized capital gains..................................      846         484         414
                                                              -------     -------     -------
      NET INCOME............................................  $ 1,337     $   809     $   689
                                                              =======     =======     =======

   The Accompanying Notes are an Integral Part of these Financial Statements

                                       35   Consolidated Statement of Operations

THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY
Consolidated Statement of Changes in Surplus
(in millions)

                                                                       FOR THE YEAR ENDED
                                                                          DECEMBER 31,
                                                                --------------------------------
                                                                 1999         1998         1997
------------------------------------------------------------------------------------------------
BEGINNING OF YEAR...........................................    $4,741       $4,101       $3,515
  Net income................................................     1,337          809          689
  Increase (decrease) in net unrealized gains...............       213         (147)         576
  Increase in investment reserves...........................      (377)         (20)        (526)
  Charge-off of goodwill (Note 7)...........................      (842)          --           --
  Other, net................................................        (3)          (2)        (153)
                                                                ------       ------       ------
  NET INCREASE IN SURPLUS...................................       328          640          586
                                                                ------       ------       ------
END OF YEAR BALANCE.........................................    $5,069       $4,741       $4,101
                                                                ======       ======       ======

   The Accompanying Notes are an Integral Part of these Financial Statements

Consolidated Statement of Changes in Surplus

THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY
Consolidated Statement of Cash Flows
(in millions)

                                                                  FOR THE YEAR ENDED DECEMBER 31,
                                                                -----------------------------------
                                                                 1999          1998          1997
---------------------------------------------------------------------------------------------------
CASH FLOWS FROM OPERATING ACTIVITIES
  Insurance and annuity premiums............................    $ 9,260       $ 8,876       $ 8,093
  Investment income received................................      4,476         4,216         3,928
  Disbursement of policy loans, net of repayments...........       (358)         (416)         (360)
  Benefits paid to policyowners and beneficiaries...........     (4,012)       (3,572)       (3,316)
  Net transfers to separate accounts........................       (516)         (564)         (565)
  Policyowner dividends paid................................     (2,862)       (2,639)       (2,347)
  Operating expenses and taxes..............................     (1,699)       (1,749)       (1,722)
  Other, net................................................        (56)          (83)          124
                                                                -------       -------       -------
       NET CASH PROVIDED BY OPERATING ACTIVITIES............      4,233         4,069         3,835
                                                                -------       -------       -------
CASH FLOWS FROM INVESTING ACTIVITIES
  PROCEEDS FROM INVESTMENTS SOLD OR MATURED
     Bonds..................................................     20,788        28,720        38,284
     Common and preferred stocks............................     13,331        10,359         9,057
     Mortgage loans.........................................      1,356         1,737         1,012
     Real estate............................................        216           159           302
     Other investments......................................        830           768           398
                                                                -------       -------       -------
                                                                 36,521        41,743        49,053
                                                                -------       -------       -------
  COST OF INVESTMENTS ACQUIRED
     Bonds..................................................     22,849        30,873        41,169
     Common and preferred stocks............................     13,794         9,642         9,848
     Mortgage loans.........................................      2,500         3,135         2,309
     Real estate............................................        362           268           202
     Other investments......................................      1,864           567           359
                                                                -------       -------       -------
                                                                 41,369        44,485        53,887
                                                                -------       -------       -------
  Net increase (decrease) in securities lending and other...        499          (624)          440
                                                                -------       -------       -------
       NET CASH USED IN INVESTING ACTIVITIES................     (4,349)       (3,366)       (4,394)
                                                                -------       -------       -------
       NET (DECREASE) INCREASE IN CASH AND TEMPORARY
        INVESTMENTS.........................................       (116)          703          (559)
Cash and temporary investments, beginning of year...........      1,275           572         1,131
                                                                -------       -------       -------
Cash and temporary investments, end of year.................    $ 1,159       $ 1,275       $   572
                                                                =======       =======       =======

   The Accompanying Notes are an Integral Part of these Financial Statements

                                       37   Consolidated Statement of Cash Flows

THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY
Notes to Consolidated Statutory Financial Statements
December 31, 1999, 1998 and 1997

NOTE 1 -- BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The accompanying consolidated statutory financial statements include the accounts of The Northwestern Mutual Life Insurance Company ("Company") and its wholly-owned subsidiary, Northwestern Long Term Care Insurance Company ("Subsidiary"). The Company and its Subsidiary offer life, annuity, disability income and long-term care products to the personal, business, estate and tax-qualified markets.

The consolidated financial statements have been prepared using accounting policies prescribed or permitted by the Office of the Commissioner of Insurance of the State of Wisconsin ("statutory basis of accounting").

In 1998, the National Association of Insurance Commissioners ("NAIC") adopted the Codification of Statutory Accounting Principles ("Codification") guidance, which will replace the current Accounting Practices and Procedures manual as the NAIC's primary guidance on statutory accounting. The NAIC is now considering amendments to Codification that would also be effective upon implementation. Codification provides guidance for areas where statutory accounting has been silent and changes current statutory accounting in some areas (e.g., deferred income taxes are recorded). The Office of the Commissioner of Insurance of the State of Wisconsin ("OCI") intends to adopt Codification effective January 1, 2001. The Company has not determined the potential effect of Codification, and the eventual effect of adoption could differ if changes are made prior to the effective date of January 1, 2001.

Financial statements prepared on the statutory basis of accounting vary from financial statements prepared on the basis of generally accepted accounting principles ("GAAP") primarily because on a GAAP basis: (1) policy acquisition costs are deferred and amortized, (2) investment valuations and insurance reserves are based on different assumptions, (3) funds received under deposit-type contracts are not reported as premium revenue, and (4) deferred taxes are provided for temporary differences between book and tax basis of certain assets and liabilities. The effects on the financial statements of the differences between the statutory basis of accounting and GAAP are material to the Company.

The preparation of financial statements in conformity with the statutory basis of accounting requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual future results could differ from these estimates.

INVESTMENTS

The Company's investments are valued on the following bases:

Bonds -- Amortized cost using the interest method; loan-backed and structured securities are amortized using estimated prepayment rates and, generally, the prospective adjustment method

Common and preferred stocks -- Common stocks are carried at fair value, preferred stocks are generally carried at cost, and unconsolidated subsidiaries are recorded using the equity method

Mortgage loans -- Amortized cost

Real estate -- Lower of cost, less depreciation and encumbrances, or estimated net realizable value

Policy loans -- Unpaid principal balance, which approximates fair value

Other investments -- Consists primarily of joint venture investments which are valued at equity in ventures' net assets

Cash and temporary investments -- Amortized cost, which approximates fair value

TEMPORARY INVESTMENTS

Temporary investments consist of debt securities that have maturities of one year or less at acquisition.

NET INVESTMENT INCOME AND CAPITAL GAINS

Net investment income includes interest and dividends received or due and accrued on investments, equity in unconsolidated subsidiaries' earnings and the Company's share of joint venture income. Net investment income is reduced by investment management expenses, real estate depreciation, depletion related to energy assets and costs associated with securities lending.

Notes to Consolidated Statutory Financial Statements

Realized investment gains and losses are reported in income based upon specific identification of securities sold. Unrealized investment gains and losses include changes in the fair value of common stocks and changes in valuation allowances made for bonds, preferred stocks, mortgage loans and other investments considered by management to be impaired.

INTEREST MAINTENANCE RESERVE

The Company is required to maintain an interest maintenance reserve ("IMR"). The IMR is used to defer realized gains and losses, net of tax, on fixed income investments resulting from changes in interest rates. Net realized gains and losses deferred to the IMR are amortized into investment income over the approximate remaining term to maturity of the investment sold.

INVESTMENT RESERVES

The Company is required to maintain an asset valuation reserve ("AVR"). The AVR establishes a general reserve for invested asset valuation using a formula prescribed by state regulations. The AVR is designed to stabilize surplus against potential declines in the value of investments. In addition, the Company maintained a $200 million voluntary investment reserve at each of December 31, 1999 and 1998 to absorb potential investment losses exceeding those considered by the AVR formula. Increases or decreases in these investment reserves are recorded directly to surplus.

SEPARATE ACCOUNTS

Separate account assets and related policy liabilities represent the segregation of funds deposited by "variable" life insurance and annuity policyowners. Policyowners bear the investment performance risk associated with variable products. Separate account assets are invested at the direction of the policyowner in a variety of Company-managed mutual funds. Variable product policyowners also have the option to invest in a fixed interest rate annuity in the general account of the Company. Separate account assets are reported at fair value.

PREMIUM REVENUE AND OPERATING EXPENSES

Life insurance premiums are recognized as revenue at the beginning of each policy year. Annuity and disability income premiums are recognized when received by the Company. Operating expenses, including costs of acquiring new policies, are charged to operations as incurred.

OTHER INCOME

Other income includes considerations on supplementary contracts, ceded reinsurance expense allowances and miscellaneous policy charges.

BENEFIT PAYMENTS TO POLICYOWNERS AND BENEFICIARIES

Benefit payments to policyowners and beneficiaries include death, surrender and disability benefits, matured endowments and supplementary contract payments.

RESERVES FOR POLICY BENEFITS

Reserves for policy benefits are determined using actuarial estimates based on mortality and morbidity experience tables and valuation interest rates prescribed by the OCI. (See Note 3.)

POLICYOWNER DIVIDENDS

Almost all life insurance policies, and certain annuity and disability income policies issued by the Company are participating. Annually, the Company's Board of Trustees approves dividends payable on participating policies in the following fiscal year, which are accrued and charged to operations when approved.

RECLASSIFICATION

Certain financial statement balances for 1998 and 1997 have been reclassified to conform to the current year presentation.

                            Notes to Consolidated Statutory Financial Statements

NOTE 2 -- INVESTMENTS

DEBT SECURITIES

Debt securities consist of all bonds and fixed-maturity preferred stocks. The estimated fair values of debt securities are based upon quoted market prices, if available. For securities not actively traded, fair values are estimated using independent pricing services or internally developed pricing models.

Statement value, which principally represents amortized cost, and estimated fair value of the Company's debt securities at December 31, 1999 and 1998 were as follows:

                           RECONCILIATION TO ESTIMATED FAIR VALUE
                       -----------------------------------------------
                                     GROSS        GROSS      ESTIMATED
                       STATEMENT   UNREALIZED   UNREALIZED     FAIR
  DECEMBER 31, 1999      VALUE       GAINS        LOSSES       VALUE
  -----------------    ---------   ----------   ----------   ---------
                                        (IN MILLIONS)
U.S. Government and
  political
  obligations........   $ 3,855      $   72      $  (167)     $ 3,760
Mortgage-backed
  securities.........     7,736          65         (256)       7,545
Corporate and other
  debt securities....    25,201         249       (1,088)      24,362
                        -------      ------      -------      -------
                         36,792         386       (1,511)      35,667
Preferred stocks.....        85           2           --           87
                        -------      ------      -------      -------
     Total...........   $36,877      $  388      $(1,511)     $35,754
                        =======      ======      =======      =======

                           RECONCILIATION TO ESTIMATED FAIR VALUE
                       -----------------------------------------------
                                     GROSS        GROSS      ESTIMATED
                       STATEMENT   UNREALIZED   UNREALIZED     FAIR
  DECEMBER 31, 1998      VALUE       GAINS        LOSSES       VALUE
  -----------------    ---------   ----------   ----------   ---------
                                        (IN MILLIONS)
U.S. Government and
  political
  obligations........   $ 3,904      $  461      $   (11)     $ 4,354
Mortgage-backed
  securities.........     7,357         280          (15)       7,622
Corporate and other
  debt securities....    23,627       1,240         (382)      24,485
                        -------      ------      -------      -------
                         34,888       1,981         (408)      36,461
Preferred stocks.....       189           4           (1)         192
                        -------      ------      -------      -------
     Total...........   $35,077      $1,985      $  (409)     $36,653
                        =======      ======      =======      =======

The statement value and estimated fair value of debt securities by contractual maturity at December 31, 1999 is shown below. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                   STATEMENT    ESTIMATED
                                     VALUE      FAIR VALUE
                                   ---------    ----------
                                        (IN MILLIONS)
Due in one year or less..........   $   931      $   942
Due after one year through five
  years..........................     5,420        5,412
Due after five years through ten
  years..........................    11,168       10,796
Due after ten years..............    11,622       11,059
                                    -------      -------
                                     29,141       28,209
Mortgage-backed securities.......     7,736        7,545
                                    -------      -------
                                    $36,877      $35,754
                                    =======      =======

STOCKS

The estimated fair values of common and perpetual preferred stocks are based upon quoted market prices, if available. For securities not actively traded, fair values are estimated using independent pricing services or internally developed pricing models.

The adjusted cost of common and preferred stock held by the Company at December 31, 1999 and 1998 was $4.9 billion and $4.3 billion, respectively.

MORTGAGE LOANS AND REAL ESTATE

Mortgage loans are collateralized by properties located throughout the United States and Canada. The Company attempts to minimize mortgage loan investment risk by diversification of geographic locations and types of collateral properties.

The fair value of mortgage loans as of December 31, 1999 and 1998 was $13.2 billion and $12.9 billion, respectively. The fair value of the mortgage loan portfolio is estimated by discounting the future estimated cash flows using current interest rates of debt securities with similar credit risk and maturities, or utilizing net realizable values.

At December 31, 1999 and 1998, real estate includes $39 million and $61 million, respectively, acquired through foreclosure and $114 million and $120 million, respectively, of home office real estate.

Notes to Consolidated Statutory Financial Statements

REALIZED AND UNREALIZED GAINS AND LOSSES

Realized investment gains and losses for the years ended December 31, 1999, 1998 and 1997 were as follows:

                                     FOR THE YEAR ENDED
                                     DECEMBER 31, 1999
                              --------------------------------
                                                        NET
                                                      REALIZED
                              REALIZED    REALIZED     GAINS
                               GAINS       LOSSES     (LOSSES)
                              --------    --------    --------
                                       (IN MILLIONS)
Bonds.....................     $  219      $(404)      $ (185)
Common and preferred
  stocks..................      1,270       (255)       1,015
Mortgage loans............         22        (12)          10
Real estate...............         92         --           92
Other invested assets.....        308       (189)         119
                               ------      -----       ------
                               $1,911      $(860)       1,051
                               ======      =====       ------
Less: Capital gains
  taxes...................                                244
Less: IMR (losses)
  gains...................                                (39)
                                                       ------
Net realized capital
  gains...................                             $  846
                                                       ======

                                     FOR THE YEAR ENDED
                                     DECEMBER 31, 1998
                              --------------------------------
                                                        NET
                                                      REALIZED
                              REALIZED    REALIZED     GAINS
                               GAINS       LOSSES     (LOSSES)
                              --------    --------    --------
                                       (IN MILLIONS)
Bonds.....................     $  514      $(231)      $  283
Common and preferred
  stocks..................        885       (240)         645
Mortgage loans............         18        (11)           7
Real estate...............         41         --           41
Other invested assets.....        330       (267)          63
                               ------      -----       ------
                               $1,788      $(749)       1,039
                               ======      =====       ------
Less: Capital gains
  taxes...................                                358
Less: IMR (losses)
  gains...................                                197
                                                       ------
Net realized capital
  gains...................                             $  484
                                                       ======

                                     FOR THE YEAR ENDED
                                     DECEMBER 31, 1997
                              --------------------------------
                                                        NET
                                                      REALIZED
                              REALIZED    REALIZED     GAINS
                               GAINS       LOSSES     (LOSSES)
                              --------    --------    --------
                                       (IN MILLIONS)
Bonds.....................     $  518      $(269)       $249
Common and preferred
  stocks..................        533       (150)        383
Mortgage loans............         14        (14)         --
Real estate...............        100         (2)         98
Other invested assets.....        338       (105)        233
                               ------      -----        ----
                               $1,503      $(540)        963
                               ======      =====        ----
Less: Capital gains
  taxes...................                               340
Less: IMR (losses)
  gains...................                               209
                                                        ----
Net realized capital
  gains...................                              $414
                                                        ====

Changes in unrealized net investment gains and losses for the years ended December 31, 1999, 1998 and 1997 were as follows:

                                    FOR THE YEAR ENDED
                                       DECEMBER 31,
                                  ----------------------
                                  1999     1998     1997
                                  ----     ----     ----
                                      (IN MILLIONS)
Bonds.........................    $(178)   $ (97)   $ 43
Common and preferred stocks...      415       29     528
Mortgage loans................      (10)     (16)     (7)
Real estate...................       (2)      --      --
Other.........................      (12)     (63)     12
                                  -----    -----    ----
                                  $ 213    $(147)   $576
                                  =====    =====    ====

SECURITIES LENDING

The Company has entered into securities lending agreements whereby certain securities are loaned to third parties, primarily major brokerage firms. The Company's policy requires a minimum of 102% of the fair value of the loaned securities as collateral, calculated on a daily basis in the form of either cash or securities. Collateral assets received and related liability due to counterparties of $2.1 billion and $1.5 billion, respectively, are included in the consolidated statements of financial position at December 31, 1999 and 1998, and approximate the statement value of securities loaned at those dates.

INVESTMENT IN MGIC

The Company owns 11.3% (11.9 million shares) of the outstanding common stock of MGIC Investment Corporation ("MGIC"). This investment is accounted for using the equity method. At December 31, 1999 and 1998, the fair value of the Company's investment in MGIC exceeded the statement value of $201 million and $180 million, respectively, by $518 million and $296 million, respectively.

In August 1998, the Company delivered 8.9 million shares of MGIC to a brokerage firm to settle a forward contract. In conjunction with the settlement, the Company recorded a $114 million realized gain.

DERIVATIVE FINANCIAL INSTRUMENTS

In the normal course of business, the Company enters into transactions to reduce its exposure to fluctuations in interest rates, foreign currency exchange rates and market volatility. These hedging strategies include the use of forwards, futures, options and swaps.
                            Notes to Consolidated Statutory Financial Statements

The Company held the following positions for hedging purposes at December 31, 1999 and 1998:

                                                NOTIONAL AMOUNTS
                                           ---------------------------
                                           DECEMBER 31,   DECEMBER 31,
     DERIVATIVE FINANCIAL INSTRUMENT           1999           1998                     RISKS REDUCED
     -------------------------------       ------------   ------------                 -------------
                                                  (IN MILLIONS)
Foreign Currency
  Forward Contracts......................      $967           $601       Currency exposure on foreign-denominated
                                                                         investments
Common Stock Futures.....................       620            657       Stock market price fluctuation.
Bond Futures.............................        50            379       Bond market price fluctuation.
Options to acquire Interest Rate Swaps...       419            419       Interest rates payable on certain annuity
                                                                         and insurance contracts.
Foreign Currency and
  Interest Rate Swaps....................       203             94       Interest rates on variable rate notes and
                                                                         currency exposure on foreign-denominated
                                                                         bonds.
Default Swaps............................        52             --       Default exposure on certain bond
                                                                         investments.

The notional or contractual amounts of derivative financial instruments are used to denominate these types of transactions and do not represent the amounts exchanged between the parties.

In addition to the use of derivatives for hedging purposes, equity swaps were held for investment purposes during 1999 and 1998. The notional amount of equity swaps outstanding at December 31, 1999 and 1998 was $136 million and $138 million, respectively.

Foreign currency forwards, foreign currency swaps, stock futures and equity swaps are reported at fair value. Resulting gains and losses on these contracts are unrealized until expiration of the contract. There is no statement value reported for interest rate swaps, bond futures and options to acquire interest rate swaps prior to the settlement of the contract, at which time realized gains and losses are deferred to IMR. Changes in the value of derivative instruments are expected to offset gains and losses on the hedged investments. During 1999 and 1998, net realized and unrealized gains on investments were partially offset by net realized losses of $55 million and $104 million, respectively, and net unrealized gains (losses) of $17 million and $(58) million, respectively, on derivative instruments. The effect of derivative instruments in 1997 was not material to the Company's results of operations.

NOTE 3 -- RESERVES FOR POLICY BENEFITS

Life insurance reserves on substantially all policies issued since 1978 are based on the Commissioner's Reserve Valuation Method with interest rates ranging from 3 1/2% to 5 1/2%. Other life policy reserves are primarily based on the net level premium method employing various mortality tables at interest rates ranging from 2% to 4 1/2%.

Deferred annuity reserves on contracts issued since 1985 are valued primarily using the Commissioner's Annuity Reserve Valuation Method with interest rates ranging from 3 1/2% to 6 1/4%. Other deferred annuity reserves are based on contract value. Immediate annuity reserves are based on present values of expected benefit payments at interest rates ranging from 3 1/2% to 7 1/2%.

Active life reserves for disability income ("DI") policies issued since 1987 are primarily based on the two-year preliminary term method using a 4% interest rate and the 1985 Commissioner's Individual Disability Table A ("CIDA") for morbidity. Active life reserves for prior DI policies are based on the net level premium method, a 3% to 4% interest rate and the 1964 Commissioner's Disability Table for morbidity. Disabled life reserves for DI policies are based on the present values of expected benefit payments primarily using the 1985 CIDA (modified for Company experience in the first four years of disability) with interest rates ranging from 3% to 5 1/2%.

Use of these actuarial tables and methods involves estimation of future mortality and morbidity. Actual future experience could differ from these estimates.

NOTE 4 -- EMPLOYEE AND AGENT BENEFIT PLANS

The Company sponsors noncontributory defined benefit retirement plans for all eligible employees and agents. The

Notes to Consolidated Statutory Financial Statements expense associated with these plans is generally recorded by the Company in the period contributions are funded. As of January 1, 1999, the most recent actuarial valuation date available, the qualified defined benefit plans were fully funded. The Company recorded a liability of $109 million and $98 million for nonqualified defined benefit plans at December 31, 1999 and 1998, respectively. In addition, the Company has a contributory 401(k) plan for eligible employees and a noncontributory defined contribution plan for all full-time agents. The Company's contributions are expensed in the period contributions are made to the plans. The Company recorded $31 million, $29 million and $27 million of total expense related to its defined benefit and defined contribution plans for the years ended December 31, 1999, 1998 and 1997, respectively. The defined benefit and defined contribution plans' assets of $2.2 billion and $1.9 billion at December 31, 1999 and 1998, respectively, were primarily invested in the separate accounts of the Company.

In addition to pension and retirement benefits, the Company provides certain health care and life insurance benefits ("postretirement benefits") for retired employees. Substantially all employees may become eligible for these benefits if they reach retirement age while working for the Company. Postretirement benefit costs for the years ended December 31, 1999, 1998 and 1997 were a net expense (benefit) of $5.0 million, $1.8 million and ($1.3) million, respectively.

                            DECEMBER 31,         DECEMBER 31,
                                1999                 1998
                         ------------------   ------------------
Unfunded postretirement
  benefit obligation
  for retirees and
  other fully eligible
  employees (Accrued in
  statement of
  financial
  position)............  $40 million          $35 million
Estimated
  postretirement
  benefit obligation
  for active non-vested
  employees (Not
  accrued until
  employee vests)......  $68 million          $56 million
Discount rate..........  7%                   7%
Health care cost trend   10% to an ultimate   10% to an ultimate
  rate.................  5%, declining 1%     5%, declining 1%
                         for 5 years          for 5 years

If the health care cost trend rate assumptions were increased by 1%, the accrued postretirement benefit obligation as of December 31, 1999 and 1998 would have been increased by $6 million and $5 million, respectively.

At December 31, 1999 and 1998, the recorded postretirement benefit obligation was reduced by $28 million and $23 million, respectively, for health care benefit plan assets. These assets were primarily invested in the separate accounts of the Company.

NOTE 5 -- REINSURANCE

In the normal course of business, the Company seeks to limit its exposure to loss on any single insured and to recover a portion of benefits paid by ceding to reinsurers under excess coverage and coinsurance contracts. The Company retains a maximum of $25 million of coverage per individual life and $35 million maximum of coverage per joint life. The Company has an excess reinsurance contract for disability income policies with retention limits varying based upon coverage type.

The amounts shown in the accompanying consolidated financial statements are net of reinsurance. Reserves for policy benefits at December 31, 1999 and 1998 were reported net of ceded reserves of $584 million and $518 million, respectively. The effect of reinsurance on premiums and benefits for the years ended December 31, 1999, 1998 and 1997 was as follows:

                                1999     1998     1997
                               ------   ------   ------
                                    (IN MILLIONS)
Direct premiums and
  deposits...................  $8,785   $8,426   $7,647
Premiums ceded...............    (441)    (405)    (353)
                               ------   ------   ------
Net premium and deposits.....  $8,344   $8,021   $7,294
                               ======   ======   ======
Benefits to policyowners and
  beneficiaries..............   9,205   $8,869   $8,057
Benefits ceded...............    (197)    (182)    (136)
                               ------   ------   ------
Net benefits to policyowners
  and beneficiaries..........  $9,008   $8,687   $7,921
                               ======   ======   ======

In addition, the Company received $133 million, $121 million and $115 million for the years ended December 31, 1999, 1998 and 1997, respectively, from reinsurers representing allowances for reimbursement of commissions and other expenses. These amounts are included in other income in the consolidated statement of operations.

                            Notes to Consolidated Statutory Financial Statements

Reinsurance contracts do not relieve the Company from its obligations to policyowners. Failure of reinsurers to honor their obligations could result in losses to the Company; consequently, allowances are established for amounts deemed uncollectible. The Company evaluates the financial condition of its reinsurers and monitors concentrations of credit risk arising from similar geographic regions, activities or economic characteristics of the reinsurers to minimize its exposure to significant losses from reinsurer insolvencies.

NOTE 6 -- INCOME TAXES

Provisions for income taxes are based on current income tax payable without recognition of deferred taxes. The Company files a consolidated life-nonlife federal income tax return. Federal income tax returns for years through 1995 are closed as to further assessment of tax. Adequate provision has been made in the financial statements for any additional taxes, which may become due with respect to the open years.

The Company's taxable income can vary significantly from gain from operations before taxes due to differences between book and tax valuation of assets and liabilities (e.g., investments and policy benefit reserves). The Company pays a tax that is assessed only on the surplus of mutual life insurance companies ("equity tax"), and also, the Company must capitalize and amortize, as opposed to immediately deducting, an amount deemed to represent the cost of acquiring new business ("DAC tax").

The Company's effective tax rate on gains from operations before taxes for the years ended December 31, 1999, 1998 and 1997 was 29%, 48%, and 56% respectively. In 1999, the effective rate was less than the federal corporate rate of 35% due primarily to differences between book and tax investment income. In 1998 and 1997, the effective rate was greater than 35% due primarily to the equity tax and DAC tax.

NOTE 7 -- RELATED PARTY TRANSACTIONS

The Company acquired Frank Russell Company ("Frank Russell") effective January 1, 1999 for a purchase price of approximately $950 million. Frank Russell is a leading investment management and consulting firm, providing investment advice, analytical tools and investment vehicles to institutional and individual investors in more than 30 countries. This investment is accounted for using the equity method and is included in common stocks in the consolidated statement of financial position. In 1999, the Company charged-off directly from surplus approximately $842 million, representing the total goodwill associated with the acquisition. The Company has received permission from the OCI for this charge-off. The Company has unconditionally guaranteed certain debt obligations of Frank Russell, including $350 million of senior notes and up to $150 million of other credit facilities.

During 1999, the Company transferred appreciated equity investments to a wholly-owned subsidiary as a capital contribution to the subsidiary. A realized capital gain of $287 million was recorded on this transaction based on the fair value of the assets upon transfer.

NOTE 8 -- CONTINGENCIES

The Company has guaranteed certain obligations of its other affiliates. These guarantees totaled approximately $101 million at December 31, 1999 and are generally supported by the underlying net asset values of the affiliates.

In addition, the Company routinely makes commitments to fund mortgage loans or other investments in the normal course of business. These commitments aggregated to $1.9 billion at December 31, 1999 and were extended at market interest rates and terms.

The Company is engaged in various legal actions in the normal course of its investment and insurance operations. In the opinion of management, any losses resulting from such actions would not have a material effect on the Company's financial position.

Notes to Consolidated Statutory Financial Statements

[PRICEWATERHOUSECOOPERS LLP - LETTERHEAD]

R EPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Trustees and Policyowners of The Northwestern Mutual Life Insurance Company

We have audited the accompanying consolidated statement of financial position of The Northwestern Mutual Life Insurance Company and its subsidiary as of December 31, 1999 and 1998, and the related consolidated statements of operations, of changes in surplus and of cash flows for each of the three years in the period ended December 31, 1999. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 1 to the financial statements, the Company prepared these consolidated financial statements using accounting practices prescribed or permitted by the Office of the Commissioner of Insurance of the State of Wisconsin (statutory basis of accounting), which practices differ from accounting principles generally accepted in the United States. Accordingly, the consolidated financial statements are not intended to represent a presentation in accordance with generally accepted accounting principles. The effects on the consolidated financial statements of the variances between the statutory basis of accounting and generally accepted accounting principles, although not reasonably determinable, are presumed to be material.

In our opinion, the consolidated financial statements audited by us (1) do not present fairly in conformity with generally accepted accounting principles, the financial position of The Northwestern Mutual Life Insurance Company and its subsidiary as of December 31, 1999 and 1998, or the results of their operations or their cash flows for each of the three years in the period ended December 31, 1999 because of the effects of the variances between the statutory basis of accounting and generally accepted accounting principles referred to in the preceding paragraph and (2) do present fairly, in all material respects, the financial position of The Northwestern Mutual Life Insurance Company and its subsidiary as of December 31, 1999 and 1998 and the results of their operations and their cash flows for each of the three years in the period ended December 31, 1999, on the basis of accounting described in Note 1.

[PRICEWATERHOUSECOOPERS LLP]
January 24, 2000

Accountants' Report                    45

APPENDIX

ILLUSTRATIONS OF DEATH BENEFITS, CASH VALUES AND ACCUMULATED PREMIUMS. The tables on the following pages illustrate how the death benefit and cash value for a Whole Life Policy, an Extra Ordinary Life Policy and a Single Premium Life Policy would vary over time based on hypothetical investment results. The tables assume gross (after tax) investment return rates of 0%, 6% and 12% on assets of the Fund. The Policies illustrated are for male insureds, select risks, age 35. The illustration for the Whole Life Policy is on page 47. The illustrations for Extra Ordinary Life Policies are on pages 48 through 50. The illustration for the Single Premium Life Policy is on page 51.

The death benefits and cash values would be different from those shown if the gross investment return rate averaged 0%, 6% or 12%, but fluctuated over and under the average rate at various points in time. The values would also be different, depending on the Account divisions selected by the owner of the Policy, if the return rate for the eleven Fund Portfolios averaged 0%, 6% or 12%, but the rates for each individual Portfolio varied over and under the average.

The amounts shown as the death benefits and cash values reflect the deductions from premiums, the charge at the annual rate of .50% of the Account's assets for mortality and expense risks and the charge at the annual rate of .20% of the Account's assets for taxes. The amounts shown as the cash values for the Single Premium Life Policy reflect the deduction for sales costs during the first ten Policy years. The amounts shown also reflect the average of the investment advisory fees and the other Fund expenses applicable to each of the Portfolios and Funds at the annual rate of .66% of their net assets. See "Deductions and Charges", p. 8. Thus the 0%, 6% and 12% gross hypothetical return rates on the Fund's assets are equivalent to the net rates of -1.36%, 4.64% and 10.64% on the assets of the Account.

The second column of each table shows the amount which would accumulate if an amount equal to the annual or single premium were invested to earn interest, after taxes, at the stated interest rate compounded annually.

The death benefits and corresponding cash values shown for paid-up additions purchased with dividends illustrate benefits which would be paid if investment returns of 0%, 6% and 12% are realized, if mortality and expense experience in the future is as currently experienced and if the current dividend scale remains unchanged. See "Annual Dividends," p. 15. HOWEVER, THERE IS NO GUARANTEE AS TO THE AMOUNT OF DIVIDENDS, IF ANY, THAT WILL BE PAID UNDER A POLICY. Although the tables are based on the assumption that dividends will be used to purchase additional paid-up death benefits, other dividend options are available. The Extra Ordinary Life Policy is designed for a purchaser who intends to use all dividends to purchase paid-up additions. See "Extra Ordinary Life Policy," p. 13.

A comparable illustration based on a proposed insured's age, sex and risk classification and proposed face amount or premium is available upon request.

Appendix                               46

                      VARIABLE WHOLE LIFE INSURANCE POLICY

                               MALE ISSUE AGE 35
                $500 ANNUAL PREMIUM FOR SELECT UNDERWRITING RISK
                              FACE AMOUNT $30,979
                  DIVIDENDS USED TO PURCHASE PAID-UP ADDITIONS

                                        0%                              6%                              12%
                                  DEATH BENEFIT*                  DEATH BENEFIT*                   DEATH BENEFIT*
                               ASSUMING HYPOTHETICAL           ASSUMING HYPOTHETICAL           ASSUMING HYPOTHETICAL
              PREMIUMS        GROSS ANNUAL INVESTMENT         GROSS ANNUAL INVESTMENT         GROSS ANNUAL INVESTMENT
             ACCUMULATED          RATE OF RETURN                  RATE OF RETURN                   RATE OF RETURN
                 AT        -----------------------------   -----------------------------   ------------------------------
  END OF     5% INTEREST    BASE      PAID-UP               BASE      PAID-UP               BASE      PAID-UP
POLICY YEAR   PER YEAR     POLICY    ADDITIONS    TOTAL    POLICY    ADDITIONS    TOTAL    POLICY    ADDITIONS    TOTAL
-----------  -----------   -------   ---------   -------   -------   ---------   -------   -------   ---------   --------
1              $   525     $30,979    $   73     $31,052   $30,982    $    73    $31,055   $31,011    $    72    $ 31,084
2                1,076      30,979       163      31,142    30,993        167     31,160    31,128        172      31,300
3                1,655      30,979       267      31,246    31,012        282     31,294    31,332        297      31,629
4                2,263      30,979       383      31,362    31,038        416     31,454    31,626        450      32,076
5                2,901      30,979       510      31,489    31,072        570     31,642    32,016        634      32,650
6                3,571      30,979       644      31,623    31,113        741     31,854    32,505        848      33,353
7                4,275      30,979       789      31,768    31,161        934     32,095    33,097      1,100      34,197
8                5,013      30,979       941      31,920    31,216      1,147     32,363    33,795      1,391      35,186
9                5,789      30,979     1,101      32,080    31,278      1,383     32,661    34,604      1,728      36,332
10               6,603      30,979     1,269      32,248    31,346      1,642     32,988    35,528      2,114      37,642
15              11,329      30,979     2,116      33,095    31,780      3,222     35,002    42,063      4,889      46,952
20 (age 55)     17,360      30,979     2,724      33,703    32,350      5,106     37,456    52,417      9,391      61,808
30 (age 65)     34,880      30,979     2,915      33,894    33,826     10,067     43,893    89,590     28,514     118,104

                                       0%                             6%                              12%
                                   CASH VALUE*                    CASH VALUE*                     CASH VALUE*
                              ASSUMING HYPOTHETICAL          ASSUMING HYPOTHETICAL           ASSUMING HYPOTHETICAL
              PREMIUMS       GROSS ANNUAL INVESTMENT        GROSS ANNUAL INVESTMENT         GROSS ANNUAL INVESTMENT
             ACCUMULATED         RATE OF RETURN                 RATE OF RETURN                  RATE OF RETURN
                 AT        ---------------------------   -----------------------------   -----------------------------
  END OF     5% INTEREST    BASE     PAID-UP              BASE      PAID-UP               BASE      PAID-UP
POLICY YEAR   PER YEAR     POLICY   ADDITIONS   TOTAL    POLICY    ADDITIONS    TOTAL    POLICY    ADDITIONS    TOTAL
-----------  -----------   ------   ---------   ------   -------   ---------   -------   -------   ---------   -------
1              $   525     $   91    $   18     $  109   $    98    $   18     $   116   $   106    $    18    $   124
2                1,076        418        43        461       453        44         497       489         46        535
3                1,655        737        74        811       820        78         898       909         82        991
4                2,263      1,047       109      1,156     1,200       119       1,319     1,369        129      1,498
5                2,901      1,362       151      1,513     1,606       169       1,775     1,886        188      2,074
6                3,571      1,667       197      1,864     2,025       226       2,251     2,452        259      2,711
7                4,275      1,963       249      2,212     2,457       295       2,752     3,070        347      3,417
8                5,013      2,250       307      2,557     2,902       374       3,276     3,744        454      4,198
9                5,789      2,526       370      2,896     3,361       465       3,826     4,481        582      5,063
10               6,603      2,794       440      3,234     3,833       570       4,403     5,287        734      6,021
15              11,329      3,990       855      4,845     6,409     1,302       7,711    10,567      1,977     12,544
20 (age 55)     17,360      4,944     1,272      6,216     9,343     2,384      11,727    18,715      4,385     23,100
30 (age 65)     34,880      6,045     1,757      7,802    16,103     6,070      22,173    49,729     17,194     66,923

* Assumes no policy loan has been made.

DIVIDENDS ILLUSTRATED ARE BASED ON CURRENT SCALE AND EXPERIENCE AND ARE NOT GUARANTEED. IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND UPON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER AND THE DIFFERENT RATES OF RETURN OF THE FUND PORTFOLIOS. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER A PERIOD OF TIME.

                                       47                               Appendix

                 EXTRA ORDINARY VARIABLE LIFE INSURANCE POLICY

                               MALE ISSUE AGE 35
               $100,000 OF INSURANCE ($60,000 GUARANTEED MINIMUM
        + $40,000 OF EXTRA LIFE PROTECTION GUARANTEED FOR 27 YEARS (1))
           ANNUAL PREMIUM FOR SELECT UNDERWRITING RISK: $1,014.00 (2)
                DIVIDENDS USED TO PURCHASE PAID-UP ADDITIONS (1)
        ASSUMING 0% HYPOTHETICAL GROSS ANNUAL INVESTMENT RATE OF RETURN

                                              DEATH BENEFIT(3)                              CASH VALUE(3)
                           ------------------------------------------------------   -----------------------------
              PREMIUMS                                EXTRA LIFE PROTECTION
             ACCUMULATED                        ---------------------------------    CASH       CASH
                 AT         TOTAL     MINIMUM   VARIABLE    VARIABLE                 VALUE    VALUE OF     TOTAL
  END OF     5% INTEREST    DEATH      DEATH    INSURANCE    PAID-UP      TERM      OF BASE    PAID-UP     CASH
POLICY YEAR   PER YEAR     BENEFIT    BENEFIT    AMOUNT     ADDITIONS   INSURANCE   POLICY    ADDITIONS    VALUE
-----------  -----------   --------   -------   ---------   ---------   ---------   -------   ---------   -------
1              $ 1,065     $100,000   $60,000   $    (45)    $  158      $39,842    $  152      $  41     $   193
2                2,183      100,000    60,000       (217)       380       39,620       785        102         887
3                3,356      100,000    60,000       (505)       655       39,345     1,402        182       1,584
4                4,589      100,000    60,000       (898)       975       39,025     2,002        279       2,281
5                5,883      100,000    60,000     (1,392)     1,331       38,669     2,614        394       3,008
6                7,242      100,000    60,000     (1,976)     1,715       38,285     3,208        525       3,733
7                8,669      100,000    60,000     (2,642)     2,127       37,873     3,783        672       4,455
8               10,167      100,000    60,000     (3,380)     2,564       37,436     4,340        836       5,176
9               11,740      100,000    60,000     (4,183)     3,028       36,972     4,877      1,019       5,896
10              13,392      100,000    60,000     (5,044)     3,516       36,484     5,397      1,221       6,618
15              22,975      100,000    60,000     (9,988)     5,994       34,006     7,720      2,423      10,143
20 (age 55)     35,205      100,000    60,000    (15,540)     7,412       32,588     9,575      3,461      13,036
30 (age 65)     70,737       89,667    60,000    (26,747)     6,180       23,487    11,717      3,726      15,443

(1) Extra Life Protection is guaranteed to be at least $40,000 for 27 years, so long as all premiums are paid when due, no policy loan is outstanding, all dividends are applied to purchase paid-up additions and no paid-up additions are surrendered for their cash value. Extra Life Protection is the sum of any positive variable insurance amount plus variable paid-up additions plus term insurance.

(2) If premiums were paid monthly, the monthly payments would be $89.10. The death benefit and cash values would not be affected.

(3) Assumes no policy loan has been made.

(4) After the guaranteed period of 27 years for Extra Life Protection, the amount of term insurance depends on the dividend scale. The amount illustrated is based on current scale and experience and is not guaranteed.

DIVIDENDS ILLUSTRATED ARE BASED ON CURRENT SCALE AND EXPERIENCE AND ARE NOT GUARANTEED. IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND UPON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER AND THE DIFFERENT RATES OF RETURN OF THE FUND PORTFOLIOS. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATE OF RETURN AVERAGED 0% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER A PERIOD OF TIME.

Appendix                               48

                 EXTRA ORDINARY VARIABLE LIFE INSURANCE POLICY

                               MALE ISSUE AGE 35
               $100,000 OF INSURANCE ($60,000 GUARANTEED MINIMUM
        + $40,000 OF EXTRA LIFE PROTECTION GUARANTEED FOR 27 YEARS (1))
           ANNUAL PREMIUM FOR SELECT UNDERWRITING RISK: $1,014.00 (2)
                DIVIDENDS USED TO PURCHASE PAID-UP ADDITIONS (1)
        ASSUMING 6% HYPOTHETICAL GROSS ANNUAL INVESTMENT RATE OF RETURN

                                             DEATH BENEFIT (3)                             CASH VALUE (3)
                           ------------------------------------------------------   -----------------------------
              PREMIUMS                                EXTRA LIFE PROTECTION
             ACCUMULATED                        ---------------------------------    CASH       CASH
                 AT         TOTAL     MINIMUM   VARIABLE    VARIABLE                 VALUE    VALUE OF     TOTAL
  END OF     5% INTEREST    DEATH      DEATH    INSURANCE    PAID-UP      TERM      OF BASE    PAID-UP     CASH
POLICY YEAR   PER YEAR     BENEFIT    BENEFIT    AMOUNT     ADDITIONS   INSURANCE   POLICY    ADDITIONS    VALUE
-----------  -----------   --------   -------   ---------   ---------   ---------   -------   ---------   -------
1              $ 1,065     $100,000   $60,000    $    5      $   158     $39,837    $  165     $    41    $   206
2                2,183      100,000    60,000        26          390      39,584       851         104        955
3                3,356      100,000    60,000        62          689      39,249     1,560         191      1,751
4                4,589      100,000    60,000       112        1,052      38,836     2,292         302      2,594
5                5,883      100,000    60,000       177        1,474      38,349     3,080         437      3,517
6                7,242      100,000    60,000       256        1,950      37,794     3,892         597      4,489
7                8,669      100,000    60,000       349        2,485      37,166     4,729         785      5,514
8               10,167      100,000    60,000       456        3,079      36,465     5,592       1,005      6,597
9               11,740      100,000    60,000       576        3,736      35,688     6,480       1,258      7,738
10              13,392      100,000    60,000       708        4,458      34,834     7,396       1,549      8,945
15              22,975      100,000    60,000     1,545        8,837      29,618    12,384       3,573     15,957
20 (age 55)     35,205      100,000    60,000     2,644       13,569      23,787    18,068       6,337     24,405
30 (age 65)     70,737      100,000    60,000     5,499       24,647       9,854    31,161      14,862     46,023

(1) Extra Life Protection is guaranteed to be at least $40,000 for 27 years, so long as all premiums are paid when due, no policy loan is outstanding, all dividends are applied to purchase paid-up additions and no paid-up additions are surrendered for their cash value. Extra Life Protection is the sum of any positive variable insurance amount plus variable paid-up additions plus term insurance.

(2) If premiums were paid monthly, the monthly payments would be $89.10. The death benefit and cash values would not be affected.

(3) Assumes no policy loan has been made.

(4) After the guaranteed period of 27 years for Extra Life Protection, the amount of term insurance depends on the dividend scale. The amount illustrated is based on current scale and experience and is not guaranteed.

DIVIDENDS ILLUSTRATED ARE BASED ON CURRENT SCALE AND EXPERIENCE AND ARE NOT GUARANTEED. IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND UPON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER AND THE DIFFERENT RATES OF RETURN OF THE FUND PORTFOLIOS. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATE OF RETURN AVERAGED 6% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER A PERIOD OF TIME.

                                       49                               Appendix

                 EXTRA ORDINARY VARIABLE LIFE INSURANCE POLICY

                               MALE ISSUE AGE 35
               $100,000 OF INSURANCE ($60,000 GUARANTEED MINIMUM
        + $40,000 OF EXTRA LIFE PROTECTION GUARANTEED FOR 27 YEARS (1))
           ANNUAL PREMIUM FOR SELECT UNDERWRITING RISK: $1,014.00 (2)
                DIVIDENDS USED TO PURCHASE PAID-UP ADDITIONS(1)
        ASSUMING 12% HYPOTHETICAL GROSS ANNUAL INVESTMENT RATE OF RETURN

                                             DEATH BENEFIT (3)                              CASH VALUE (3)
                           ------------------------------------------------------   ------------------------------
              PREMIUMS                                EXTRA LIFE PROTECTION
             ACCUMULATED                        ---------------------------------    CASH       CASH
                 AT         TOTAL     MINIMUM   VARIABLE    VARIABLE                 VALUE    VALUE OF     TOTAL
  END OF     5% INTEREST    DEATH      DEATH    INSURANCE    PAID-UP      TERM      OF BASE    PAID-UP      CASH
POLICY YEAR   PER YEAR     BENEFIT    BENEFIT    AMOUNT     ADDITIONS   INSURANCE   POLICY    ADDITIONS    VALUE
-----------  -----------   --------   -------   ---------   ---------   ---------   -------   ---------   --------
1              $ 1,065     $100,000   $60,000   $     56     $   158     $39,786    $  178     $    41    $    219
2                2,183      100,000    60,000        276         400      39,324       918         107       1,025
3                3,356      100,000    60,000        664         725      38,611     1,727         201       1,928
4                4,589      100,000    60,000      1,226       1,135      37,639     2,612         325       2,937
5                5,883      100,000    60,000      1,974       1,633      36,393     3,613         484       4,097
6                7,242      100,000    60,000      2,913       2,222      34,865     4,706         680       5,386
7                8,669      100,000    60,000      4,051       2,913      33,036     5,899         921       6,820
8               10,167      100,000    60,000      5,395       3,716      30,889     7,204       1,212       8,416
9               11,740      100,000    60,000      6,952       4,646      28,402     8,628       1,564      10,192
10              13,392      100,000    60,000      8,732       5,715      25,553    10,184       1,985      12,169
15              22,975      100,000    60,000     21,333      13,442       5,225    20,387       5,435      25,822
20 (age 55)     35,205      127,010    60,000     41,316      25,694           0    36,129      12,000      48,129
30 (age 65)     70,737      247,407    60,000    113,104      74,303           0    96,048      44,805     140,853

(1) Extra Life Protection is guaranteed to be at least $40,000 for 27 years, so long as all premiums are paid when due, no policy loan is outstanding, all dividends are applied to purchase paid-up additions and no paid-up additions are surrendered for their cash value. Extra Life Protection is the sum of any positive variable insurance amount plus variable paid-up additions plus term insurance.

(2) If premiums were paid monthly, the monthly payments would be $89.10. The death benefit and cash values would not be affected.

(3) Assumes no policy loan has been made.

DIVIDENDS ILLUSTRATED ARE BASED ON CURRENT SCALE AND EXPERIENCE AND ARE NOT GUARANTEED. IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND UPON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER AND THE DIFFERENT RATES OF RETURN OF THE FUND PORTFOLIOS. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATE OF RETURN AVERAGED 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER A PERIOD OF TIME.

Appendix                               50

                 SINGLE PREMIUM VARIABLE LIFE INSURANCE POLICY

                               MALE ISSUE AGE 35
                              FACE AMOUNT $25,000
             SINGLE PREMIUM FOR SELECT UNDERWRITING RISK: $6,443.25
                  DIVIDENDS USED TO PURCHASE PAID-UP ADDITIONS

                                        0%                              6%                               12%
                                  DEATH BENEFIT*                  DEATH BENEFIT*                   DEATH BENEFIT*
                               ASSUMING HYPOTHETICAL           ASSUMING HYPOTHETICAL            ASSUMING HYPOTHETICAL
              PREMIUMS        GROSS ANNUAL INVESTMENT         GROSS ANNUAL INVESTMENT          GROSS ANNUAL INVESTMENT
             ACCUMULATED          RATE OF RETURN                  RATE OF RETURN                   RATE OF RETURN
                 AT        -----------------------------   -----------------------------   -------------------------------
  END OF     5% INTEREST    BASE      PAID-UP               BASE      PAID-UP                BASE      PAID-UP
POLICY YEAR   PER YEAR     POLICY    ADDITIONS    TOTAL    POLICY    ADDITIONS    TOTAL     POLICY    ADDITIONS    TOTAL
-----------  -----------   -------   ---------   -------   -------   ---------   -------   --------   ---------   --------
1              $ 6,765     $25,000     $ 50      $25,050   $25,154    $   50     $25,204   $ 26,601    $    50    $ 26,651
2                7,104      25,000       92       25,092    25,309       105      25,414     28,305        116      28,421
3                7,459      25,000      125       25,125    25,465       165      25,630     30,118        199      30,317
4                7,832      25,000      150       25,150    25,622       230      25,852     32,047        302      32,349
5                8,223      25,000      167       25,167    25,780       300      26,080     34,100        427      34,527
6                8,635      25,000      176       25,176    25,939       375      26,314     36,285        578      36,863
7                9,066      25,000      178       25,178    26,099       457      26,556     38,610        759      39,369
8                9,520      25,000      174       25,174    26,260       545      26,805     41,084        974      42,058
9                9,996      25,000      166       25,166    26,422       642      27,064     43,717      1,230      44,947
10              10,495      25,000      159       25,159    26,585       748      27,333     46,519      1,533      48,052
15              13,395      25,000      127       25,127    27,415     1,389      28,804     63,474      3,906      67,380
20 (age 55)     17,096      25,000      101       25,101    28,275     2,186      30,461     86,629      8,300      94,929
30 (age 65)     27,847      25,000       66       25,066    30,076     4,481      34,557    161,514     30,006     191,520

                                       0%                             6%                              12%
                                   CASH VALUE*                    CASH VALUE*                     CASH VALUE*
                              ASSUMING HYPOTHETICAL          ASSUMING HYPOTHETICAL           ASSUMING HYPOTHETICAL
              PREMIUMS       GROSS ANNUAL INVESTMENT        GROSS ANNUAL INVESTMENT         GROSS ANNUAL INVESTMENT
             ACCUMULATED         RATE OF RETURN                 RATE OF RETURN                   RATE OF RETURN
                 AT        ---------------------------   -----------------------------   ------------------------------
  END OF     5% INTEREST    BASE     PAID-UP              BASE      PAID-UP               BASE      PAID-UP
POLICY YEAR   PER YEAR     POLICY   ADDITIONS   TOTAL    POLICY    ADDITIONS    TOTAL    POLICY    ADDITIONS    TOTAL
-----------  -----------   ------   ---------   ------   -------   ---------   -------   -------   ---------   --------
1              $ 6,765     $5,653      $13      $5,666   $ 6,030    $   13     $ 6,043   $ 6,406    $    13    $  6,419
2                7,104      5,568       24       5,592     6,329        28       6,357     7,134         31       7,165
3                7,459      5,489       34       5,523     6,641        45       6,686     7,934         55       7,989
4                7,832      5,416       43       5,459     6,968        66       7,034     8,812         86       8,898
5                8,223      5,349       49       5,398     7,308        88       7,396     9,776        126       9,902
6                8,635      5,287       53       5,340     7,663       114       7,777    10,832        177      11,009
7                9,066      5,232       56       5,288     8,033       144       8,177    11,989        240      12,229
8                9,520      5,183       56       5,239     8,418       177       8,595    13,257        317      13,574
9                9,996      5,142       55       5,197     8,819       216       9,035    14,645        414      15,059
10              10,495      5,108       55       5,163     9,237       259       9,496    16,164        532      16,696
15              13,395      4,557       51       4,608    11,086       561      11,647    25,668      1,579      27,247
20 (age 55)     17,096      4,034       47       4,081    13,205     1,020      14,225    40,459      3,876      44,335
30 (age 65)     27,847      3,056       39       3,095    18,136     2,702      20,838    97,394     18,093     115,487

* Assumes no policy loan has been made.

DIVIDENDS ILLUSTRATED ARE BASED ON CURRENT SCALE AND EXPERIENCE AND ARE NOT GUARANTEED. IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND UPON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER AND THE DIFFERENT RATES OF RETURN OF THE FUND PORTFOLIOS. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER A PERIOD OF TIME.

                                       51                               Appendix

More information about Northwestern Mutual Series Fund, Inc. is included in the Fund's Statement of Additional Information (SAI), incorporated by reference in this prospectus, which is available free of charge.

More information about the Fund's investments is included in the Fund's annual and semi-annual reports, which discuss the market conditions and investment strategies that significantly affected each Portfolio's performance during the previous fiscal period.

To request a free copy of the Fund's SAI, or current annual or semi-annual report, call us at 1-888-455-2232. Information about the Fund (including the SAI) can be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission (SEC) in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-800-SEC-0330. Reports and other information about the Fund are available on the SEC's Internet site at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, Washington, DC 20549-6009.

--------------------------------------------------------------------------------

NORTHWESTERN MUTUAL

NORTHWESTERN MUTUAL VARIABLE LIFE

NORTHWESTERN MUTUAL VARIABLE LIFE ACCOUNT

NORTHWESTERN MUTUAL SERIES FUND, INC.

RUSSELL INSURANCE FUNDS

90-1898 (4/2000)

PROSPECTUSES
Investment Company Act File Nos. 811-3990 and 811-5371

NORTHWESTERN MUTUAL(TM)
PO Box 3095
Milwaukee WI 53201-3095
Change Service Requested